EXHIBIT 10.23

                              DATED 7TH JUNE, 2001



                  HIBERNIA DEVELOPMENT CAPITAL PARTNERS I ILP,

                  HIBERNIA DEVELOPMENT CAPITAL PARTNERS II ILP,

                                FERGAL MULCHRONE

                                       AND

                                  CHRIS DUGGAN

                                       AND

                                 ANDREW GLEESON

                                       AND

                          MEASUREMENT SPECIALTIES, INC.

                                    AGREEMENT

                    FOR THE PURCHASE OF THE SHARE CAPITAL OF

                           TERRAILLON HOLDINGS LIMITED
                          _____________________________



                                 A & L GOODBODY
                                   SOLICITORS
                                  DCAG1005.DOC

                                TABLE OF CONTENTS
                               -------------------

1.    DEFINITIONS AND INTERPRETATION . . . . . . . . . . . .   3

2.    SALE OF SHARES . . . . . . . . . . . . . . . . . . . .  12

3.    COMPLETION AND CONDITIONS. . . . . . . . . . . . . . .  12

4.    WARRANTIES AND INDEMNITIES . . . . . . . . . . . . . .  23

5.    TERMINATION. . . . . . . . . . . . . . . . . . . . . .  28

6.    REMEDIES . . . . . . . . . . . . . . . . . . . . . . .  28

7.    MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . .  34

FIRST SCHEDULE         THE COMPANY AND THE VENDORS . . . . .  39

SECOND SCHEDULE        SUBSIDIARIES. . . . . . . . . . . . .  40

THIRD SCHEDULE         DIRECTORS . . . . . . . . . . . . . .  41

FOURTH SCHEDULE        INDEMNITIES . . . . . . . . . . . . .  42

THIS  AGREEMENT  is  dated  7th  June,  2001  and  made  between


     (1) Those listed as Principal Vendors in Column 1 of the Table in the First Schedule (the "Principal Vendors") and
          --------------

     (2) Measurement Specialties, Inc., a corporation organised under the laws of the State of New Jersey, with its principal place of business in Fairfield, New Jersey (the "Purchaser").


RECITALS:


A. Terraillon Holdings Limited (the "Company") is a company whose particulars are set out in the First Schedule.
                             ---------------

B. The Vendors are the beneficial owners of the Company's entire issued share capital. At the date hereof the Vendors are the beneficial owners of the numbers and classes of shares in the capital of the Company set out against each Vendors' name in Column 3 of the Table in the First Schedule and, at
                                                          --------------
     Completion the Vendors shall be the beneficial owners of the number and classes of shares in the capital of the Company set out against each Vendors' name in Column 4 of the Table in First Schedule, which will be
                                                   --------------
     registered in the Company's register of members in the manner set out in Column 4 of the Table in the same Schedule.

C. The Principal Vendors have agreed to sell and the Purchaser has agreed to purchase the Principal Vendors Shares on the terms and conditions in this Agreement.


IT  IS  HEREBY  AGREED  as  follows:


1.   DEFINITIONS  AND  INTERPRETATION


1.1  In  this  Agreement,  unless  the  context  otherwise  requires:

     "Acquired  Companies" means the Company and its Subsidiaries, collectively;
      -------------------

     "Affiliate"  means  with  respect  to  any  Person,  (i)  each  Person that
      ---------
     controls, is controlled by or is under common control with any such Person or any Affiliate of such Person, (ii) each of such Person's officers, directors, joint venturers, members and partners and (iii) such Person's spouse, children, siblings and parents. For purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management of policies, whether through the ownership of voting interests, by contract or otherwise;

     "Ancillary Agreements" shall have the meaning set forth in Clause 4.2(a) of
      --------------------
     the  Fourth  Schedule;

     "Applicable  Contract"  means  any  Contract  (a)  under which any Acquired
      --------------------
     Company has or may acquire any rights, (b) under which any Acquired Company has or may become subject to any obligation or liability, or (c) by which any Acquired Company or any of the assets owned or used by it is or may become bound;

     "Articles  of Association" means the Articles of Association of the Company
      ------------------------
     in the agreed form to be adopted by the members of the Company at or prior to Completion;

     "Auditors"  means  the  Auditors  for  the  time  being  of  the  Company;
     ---------

     "Balance  Sheet"  shall  have the meaning provided in the Clause 4.4 of the
      --------------
     Fourth  Schedule;

     "Best  Efforts"  means  the  efforts  that  a  prudent  Person  desirous of
      -------------
     achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions;

     "Breach"  in  relation  to  a  Warranty, means any instance of the Warranty
      ------
     being  untrue  or  misleading  in  any  material  respect;

     "Business Day" means any day on which banks are generally open for business
      ------------
     in  Dublin;

     "Claim"  means  a claim pursuant to Clause 4, for which a party is entitled
      -----
     or  may  become  entitled,  to  indemnification,  under  this  Agreement;

     "1963  Act"  means  the  Companies  Act,  1963,  as  amended;
      ---------

     "Company"  means  the  company  referred  to  in  recital  A;
      -------

     "Completion"  means completion of the sale and purchase of the Shares under
      ----------
     Clause  3;

     "Completion  Date"  shall  have  the  meaning  provided  in  Clause  3.1.1;
      ----------------

     "Consideration  Shares" means the Shares in the capital of the Purchaser to
     -----------------------
     be issued by the Purchaser to the Vendors in satisfaction of US$6,800,000 of the Purchase Price as detailed in Clause 2.2 hereof;

     "Consent"  means  any  approval,  consent,  ratification,  waiver, or other
      -------
     authorisation  (including  any  Governmental  Authorisation);

     "Contract"  means  any  agreement,  contract,  obligation,  promise,  or
      --------
     undertaking (whether written or oral and whether express or implied) that is legally binding;

     "Contemplated  Transactions"  means all of the transactions contemplated by
      --------------------------
     this  Agreement,  including;

     (a)  the  sale  of  the  Shares  by  Vendors  to  Purchaser;

     (b) the execution, delivery, and performance of the Vesting Agreement, Escrow Agreement, Noncompetition Agreement and Registration Rights Agreements; ;

     (c) the performance by Purchaser and Principal Vendors of their respective covenants and obligations under this Agreement; and

     (d) Purchaser's acquisition and ownership of the Shares and exercise of control over the Acquired Companies;

     "Conversion  Agreement" means the Conversion Agreement made 4th March, 1999
      ---------------------
     between the Company, Fergal Mulchrone, Christopher Duggan, Hibernia Development Capital Partners I ilp and Hibernia Development Capital Partners II ilp;

     "Conversion Termination Agreement" means an agreement to be entered into at
      --------------------------------
     Completion by each of the Company, Fergal Mulchrone, Christopher Duggan, Hibernia Development Capital Partners I ilp and Hibernia Development Capital Partners II ilp, terminating the Conversion Agreement, as detailed in that agreement;

     "Directors"  means  those  listed  as  such  in  the Third Schedule and the
      ---------                                           --------------
     "Continuing  Directors" means those described as such in the same Schedule;

     "Disclosure  Letter"  means  the  letter of the same date as this Agreement
      ------------------
     from the Principal Vendors' Solicitors to the Purchaser's Solicitors disclosing exceptions to the Warranties;

     "Encumbrance"  means  any  charge,  claim,  community  property  interest,
      -----------
     condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership;

     "Environment"  means  soil,  land  surface  or  subsurface  strata, surface
      -----------
     waters, groundwaters, drinking water supply, ambient air (including indoor air), plant and animal life and any other environmental medium or natural resource;

     "Environmental Law" means any Legal Requirement that requires or relates to
      -----------------
     the protection of natural resources, the Environment, the health and safety of the public, the regulation of Hazardous Substances, or pollution of any type whatsoever, and the regulations and guidelines promulgated under any such modifications, and any other Legal Requirement currently in existence, which govern:

               (i) the existence, cleanup and/or remedy of contamination on property;

              (ii) the emission or discharge of Hazardous Substances into the Environment;

             (iii) the Release, use, generation, transport, treatment, storage, disposal, removal or recovery or management of Hazardous Substances, including building materials; or

              (iv)  the  level  of  Hazardous  Substances  in  any  workplace;

     "Escrow  Agreement"  shall  have  the  meaning  provided  in  Clause 3.5.3;
      -----------------

     "Escrow  Shares"  means  the  number of Consideration Shares as detailed in
      ---------------
     Column  8  of  the  Table  in  the  First  Schedule, of each of the Vendors
                                         --------------
     detailed  in  Column  7  of  the  Table  in  the  First  Schedule;
                                                       ---------------

     "Fergal  Mulchrone's  Vesting Agreement" means the agreement referred to in
      --------------------------------------
     Clause  3.5.4;

     "GAAP"  means  accounting  principles,  standards  and  practices generally
      ----
     accepted  in  Ireland;

     "Governmental Authorisation " means any approval, consent, license, permit,
      --------------------------
     waiver, or other authorisation issued, granted, given, or other-wise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement;

     "Governmental  Body"  means  any:
      ------------------

          (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

          (b)  federal,  state, local, municipal, foreign, or other govern-ment;

          (c) governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); or

          (d) body exercising, or entitled to exercise, any administra-tive, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature;

     "Group" means any one or more or (as the context permits) each of the Group
      -----
     Companies;

     "Group  Company"  means  the  Company  or  a  Subsidiary;
      --------------

     "Hazardous  Substances"  means:  (a)  any  toxic,  hazardous  or  otherwise
      ---------------------
     dangerous material, substance, waste or pollutant, including without limitation petroleum products, flammable substances, explosives, radioactive materials, asbestos, asbestos coating and asbestos containing materials, polychlorinated biphenyls, toxic wastes or substances or any other wastes, materials or pollutants defined or regulated by Environmental Laws; and (b) any other chemical, material or substances, exposure to which is prohibited, limited or regulated by any Governmental Body;

     "Hibernia  Share  Subscription  Agreement"  means  the  Subscription  and
      ----------------------------------------
     Shareholders Agreement made on the 4th March, 1999 between Hibernia Development Capital Partners I ilp, Hibernia Development Capital Partners II ilp, the several persons named in Schedule One thereto and the Company;

     "Hibernia  Termination  Agreement" means an agreement to be entered into at
      --------------------------------
     Completion by each of Hibernia Development Capital Partners I ilp, Hibernia Development Capital Partners II ilp, Fergal Mulchrone, Christopher Duggan and Andrew Gleeson terminating the Hibernia Share Subscription Agreement, as detailed in that agreement;

     "Intellectual  Property  Assets"  shall have the meaning provided in Clause
      ------------------------------
     4.22  of  the  Fourth  Schedule;

     "Interim  Balance  Sheet"  shall have the meaning provided in Clause 4.4 of
      -----------------------
     the  Fourth  Schedule;

     "Knowledge"  means  an  individual  will be deemed to have "Knowledge" of a
      ---------
     particular  fact  or  other  matter  if:

          (a)  such  individual  is actually aware of such fact or other matter;
               or

          (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter;

     A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter;

     "Legal  Requirement"  means  any federal, state, local, municipal, foreign,
      ------------------
     international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty;

     "Lock  Up  Agreement"  means an agreement to be entered into by each Vendor
      -------------------
     with the Purchasers' underwriters, pursuant to clause 4.2.7 in the agreed form pursuant to which agreement each Vendor agrees not to trade its Consideration Shares for an agreed period, as detailed in each such agreement;

     "Market  Value"  means $17.41 representing 95% of the average closing price
      -------------
     per share over 30 trading days prior to and including the 30th April, 2001 on the American Stock Exchange of the common stock of the Purchaser;

     "Mergers  Act"  means the Mergers, Take-overs and Monopolies (Control) Act,
      ------------
     1978  (as  amended);

     "Minority  Vendor  Declaration"  means  a Declaration to be entered into by
     -------------------------------
     each  Minority  Vendor  at  Completion  in  the  agreed  form.

     "Minority  Vendor"  means  any  person  who  is  a member of the Company at
     ------------------
     Completion other than the Principal Vendors as detailed in Column 1 of the table in the First Schedule hereto.

     "Net  Debt"  means,  in  relation  to  the  Associated  Companies  all bank
     -----------
     borrowings of the Associated Companies, whether in the form of term loans, overdrafts or debtor financing through the discounting of invoices or bills of exchange, less all positive bank balances and cash in hand of the Associated Companies. Bank balances, for the purposes of this definition, were those shown in the management accounts of the Acquired Companies, at 30th April, 2001 and included items which are in the process of clearing and, accordingly, are not reflected on the bank statement of the Acquired Companies of that date. The parties have agreed that for the purposes of this agreement, the amount of Net Debt is 3,852,156 pounds;

     "Noncompetition  Agreements"  shall  have  the  meaning  provided in Clause
      --------------------------
     3.4.3;

     "Order"  means  any  award, decision, injunction, judgement, order, ruling,
      -----
     subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator;

     "Ordinary  Course  of  Business"  means an action taken by a Person will be
      ------------------------------
     deemed  to  have  been  taken in the "Ordinary Course of Business" only if:

          (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

          (b) such action is not required to be authorised by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

          (c) such action is similar in nature and magnitude to actions customarily taken, without any authorisation by the board of directors (or by any Person or group of Persons exercising Similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person;

     "Organisational  Documents"  means:  (a)  the  articles  or  certificate of
     --------------------------
     incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organisation of a Person; and (e) any amendment to any of the foregoing;

     "Person"  means  any  individual,  corporation  (including  any  non-profit
      ------
     corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organisation, labor union, or other entity or Governmental Body;

     "Pounds"  and  the  designation  "IR"  means  the  currency  of  Ireland;
      ------                           --

     "Principal  Vendors'  Solicitors"  means  Messrs.  A.  &  L.  Goodbody;
      -------------------------------

     "Principal  Vendors"  means  any  entity  who is a member of the Company at
     --------------------
     Completion other than the Minority Vendors as detailed in Column 1 of the Table in the First Schedule hereto;
                     ---------------

     "Proceeding"  means any action, arbitration, audit, hearing, investigation,
      ----------
     litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator;

     "Purchase  Price"  shall  have  the  meaning  provided  in  Clause  2.2;
      ---------------

     "Purchaser"  means  Measurement  Specialties,  Inc;
      ---------

     "Purchaser's  Solicitors"  means  Messrs.  McCarter  &  English,  LLP;
      -----------------------

     "Real  Property"  shall  have  the  meaning  provided in Clause 4.19 of the
      --------------
     Fourth  Schedule;

     "Registration  Rights  Agreement"  means  an  agreement  to be entered into
      -------------------------------
     between each of the Vendors and the Purchaser pursuant to which the Purchaser shall procure the registration of Consideration Shares, in the agreed form;

     "Related  Person"  means  with  respect  to  a  particular  individual:
      ---------------

          (a)  each  other  member  of  such  individual's  Family;

          (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

          (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

          (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a direc-tor, officer, partner, executor, or trustee (or in a similar capacity);

     With  respect  to  a  specified  Person  other  than  an  individual:

          (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under com-mon control with such specified Person;

          (b)  any  Person  that  holds  a  Material  Interest in such specified
               Person;

          (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

          (d)  any  Person  in  which  such  specified  Person  holds a Material
               Interest;

          (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

          (f)  any  Related  Person of any individual described in clause (b) or
               (c);

     For purposes of this definition, (a) the "Family" of an individual includes
     (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended (the "Exchange Act")) of voting securities or other voting interests representing at least 20% of the voting power of a Person or equity securities or other equity interests representing at least 20% of the equity securities or equity interests in a Person then outstanding;

     "Release"  means  any  spilling,  leaking,  pumping,  pouring,  emptying,
      -------
     emitting, discharging, depositing, escaping, leaching, dumping or other releasing into the Environment, whether intentional or unintentional;

     "Representative"  means  with respect to a particular Person, any director,
      --------------
     officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors;

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended;
     -----------------

     "Service  Provider"  shall  have the meaning provided in Clause 4.13 of the
      -----------------
     Fourth  Schedule;

     "Shares"  means  the  entire  issued  share  capital  of  the  Company;
      ------

     "Subsidiaries"  means  the  companies  listed  in  the  Second  Schedule;
      ------------                                           ----------------

     "Tax"  means  any  tax  (including  any  income  tax,  capital  gains  tax,
      ---
     value-added tax, sales tax, property tax, gift tax, or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any Governmental Body or payable pursuant to any tax-sharing agreement or any other Contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency, or fee;

     "Tax  Return"  means any return (including any information return), report,
      -----------
     statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax;

     "Tchibo  Contract" means a contract dated 4th January 2001 designated order
      ----------------
     number PN56043386 entered into by the Company with Frisch Rost Kaffee Gmbh, (trading as "Tchibo"), re. Project no. 18872 pursuant to which contract the Company has agreed to manufacture and deliver tranches of body fat scales to Tchibo. The First Tranche "Tranche One" being due for delivery to Tchibo on 13th July, 2001 ("First Delivery Date"), the second Tranche ("Tranche Two") being due for delivery to Tchibo on 23rd July, 2001 ("Second Delivery Date");

     "Threatened"  means  a  claim, Proceeding, dispute, action, or other matter
      ----------
     will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future;

     "Vendors"  means  each  of  the Minority Vendors and the Principal Vendors;
      -------

     "Vesting  Agreements"  means  the  agreements  referred to in Clause 3.5.4;
      -------------------

     "Warranties"  means  the  warranties,  representations  and undertakings in
      ----------
     Clause  4  and  the  Fourth  Schedule;
                          ----------------

1.2 The Schedules referred to in this Agreement form an integral part of this Agreement, are incorporated herein by reference and reference to this Agreement includes reference to them.


1.3 Headings are inserted for convenience only and do not affect the construction of this Agreement.


1.4 All references in this Agreement to costs, charges or expenses include any value added tax or similar tax charged or chargeable in respect of this Agreement.


1.5  Unless  the  context  otherwise  requires:

     1.5.1 words importing the singular include the plural and vice versa, words importing the masculine include the feminine, and words importing persons include corporations;

     1.5.2 where something is defined in the singular, the plural of the defined term will be taken to mean two or more of those things which fall within the definition; and where something is defined in the plural or collectively, the singular of the defined term will be taken to mean any one of those things which fall within the definition;

     1.5.3 reference to writing or similar expressions includes transmission by telecopier or electronic means;

     1.5.4 references to Acts, statutory instruments and other legislation are to legislation operative in Ireland and to such legislation amended, extended or re-enacted (whether before or after the date of this Agreement) and any subordinate legislation made under that legislation, and includes equivalent laws in any other jurisdiction; and

     1.5.5 reference to any document includes that document as amended or supplemented, whether before or after the date of this Agreement.

     1.5.6 The expression "agreed form" means in relation to any document, such document in the terms agreed between the parties thereto and hereto and for the purposes of identification signed by or on behalf of each of the parties hereto.


2.   SALE  OF  SHARES

2.1 Each Vendor shall sell as beneficial owner and the Purchaser shall purchase, free from all liens, charges and encumbrances, the number of each class of Shares listed opposite that Vendors name in Column Four of the table  in  the  First  Schedule.
                     ---------------


2.2 The Shares will be sold at an aggregate price of US$11,757,232 (the "Purchase Price"). The Purchase Price shall be payable by Purchaser as follows: (i) US$4,957,232 in cash and (ii) the balance of the Purchase Price in the form of 390,494 Consideration Shares having an aggregate Market Value of US$6,800,000.


3.   COMPLETION  AND  CONDITIONS


3.1  COMPLETION:

     3.1.1 Completion shall take place on the fifth Business Day after the fulfilment of the conditions in Clause 3.3 (the "Completion Date"), at the offices of the Principal Vendors' Solicitors;

     3.1.2 The Principal Vendors and the Purchaser shall use their Best Efforts to ensure that the conditions are fulfilled at least five Business Days prior to 2nd July, 2001, which is the target date for Completion.


3.2  NON-FULFILMENT  OF  CONDITIONS:

     If the conditions in Clause 3.3 are not fulfilled by the fifth Business Day before the target date referred to in Clause 3.1.2, either the Principal Vendors or the Purchaser may (if not in continuing breach of their own obligations relating to that clause), at any time prior to the fulfilment of the conditions, rescind this Agreement by notice to the other, and this will not prejudice the other rights and remedies of the rescinding party under this Agreement.


3.3  CONDITIONS:

The  conditions  referred  to  in  Clauses  3.1  and  3.2  are:

     3.3.1  Mergers
            -------

           3.3.1.1 the Minister for Enterprise, Trade and Employment stating in writing that she does not intend to make an order under section 9 of the Mergers Act in relation to the proposed purchase of the Shares; or

           3.3.1.2.1(if she makes an order subject to conditions) the Purchaser accepting those conditions; or

           3.3.1.3 (if no such order is made and the Minister does not state in writing that she does not intend to make such an order), that the relevant period within the meaning of section 6 of the Mergers Act elapses.

     3.3.2  Financing
            ---------

          Purchaser having obtained adequate financing (on terms that are acceptable to Purchaser) and approval by necessary lending institutions to complete the purchase of the Shares.

     3.3.3  Minority  Vendors
            -----------------

          Each Minority Vendor having signed a Minority Vendor Declaration in the agreed form and delivered such declaration together with duly executed share transfer forms in respect of their Shares to the Vendors' Solicitors for delivery to the Purchaser at Completion.

     3.3.4  Supplemental  Disclosure
            ------------------------

          In the event that the Vendors deliver any supplement or supplements to the Disclosure Letter pursuant to clause 3.6.5 hereof, the Purchaser, in its absolute discretion, accepting such supplemental disclosures to the Disclosure Letter.

     3.3.5  Compliance  with  Obligations
            -----------------------------

          The Principal Vendors having complied with all their obligations under each of Clauses 3.4 and 3.6 hereof respectively;

     3.3.6  No  Claims  Regarding  Share  Ownership  or  Sale  Proceeds
            -----------------------------------------------------------

          There must not have been made or, to the Principal Vendor's knowledge, Threatened by any person any claim asserting that such person;

          3.3.6.1 is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any shares of, or any of the voting, equity, or ownership interest in, any of the Acquired Companies; or

          3.3.6.2 is entitled to all or any portion of the Purchase Price payable for the Shares.

     3.3.7  Material  Adverse  Change
            -------------------------

          Since the date of the Agreement, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of any Acquired Company and no event has occurred or circumstances exist that may result in such a material adverse change.

     3.3.8  Consents
            --------

          Each of the Consents identified in part 4.2 of the Disclosure Letter must have been obtained and must be in full force and effect.

     3.3.9  Delivery  of  Financial  Statements
            -----------------------------------

          Principal Vendors must have procured the delivery by the Company to the Purchaser of financial statements for the Company for its last two financial years prepared pursuant to United States generally accepted accounting principles and acceptable for filing with the Securities and Exchange Commission (SEC).

     3.3.10  Shipment  under  Tchibo  Contract
             ---------------------------------

          The Company must have shipped, or have procured the shipment of all product comprising each of Tranche One and Tranche Two due to Tchibo under the Tchibo Contract such that it can comply with its delivery obligations, to deliver Tranche One to Tchibo by the First Delivery Date, and Tranche Two of the products to Tchibo by the Second Delivery Date.

     3.3.11  Escrow  Agreement
             -----------------

          The parties hereto having negotiated and agreed the terms of an escrow agreement, pursuant to which agreement an escrow agent will hold the Principal Vendor's Escrow Shares on mutually acceptable terms.

3.3.12     Delivery  of  Documentation
           ---------------------------

          3.3.12.1 Execution and delivery of Escrow Agreement by all parties thereto;

          3.3.12.2 Execution and delivery of Vesting Agreement by each party required to execute a Vesting Agreement;

          3.3.12.3 Execution and delivery of Fergal Mulchrone's Vesting Agreement by the parties thereto;

          3.3.12.4 Execution and delivery of Non-Compete Agreements by each of the parties required to execute a Non-Compete Agreement;

          3.3.12.5 Execution and delivery of the Registration Rights Agreement by each party required to so execute and deliver such agreement;

          3.3.12.6 Execution and delivery of Lock Up Agreements by each of the parties required to execute a Lock Up Agreement by underwriters prior to Completion;

          3.3.12.7 Execution and delivery of Minority Vendor Declarations by each of the parties required to execute a Minority Vendor Declaration;

          3.3.12.8 Execution and delivery of the Hibernia Termination Agreement by each of the parties thereto; and

          3.3.12.9  Execution  and  delivery  of  the  Conversion  Termination
                    Agreement  by  each  of  the  parties  thereto.

     3.3.13  Management  Fee
             ---------------

          Hibernia shall have, at or prior to Completion, rebated ~120,000 to the Company, such amount being half of the management fee paid by the Company to Hibernia in March 2001. For the avoidance of doubt, the parties hereto hereby expressly acknowledge that Hibernia is entitled to retain the balance of such managment fee.

3.4  PRINCIPAL  VENDORS'  OBLIGATIONS  AT  COMPLETION:

     Upon  Completion  the  Principal  Vendors  shall:

     3.4.1  Deliver  or  procure  the  delivery  of  to  the  Purchaser:

          (1) transfers of the Shares duly executed by the registered holders in favour of the Purchaser or as he may direct together with the related share certificates or, in the case of any lost share certificate, an indemnity in appropriate terms; and

          (2) any waivers or consents necessary to enable the Purchaser or his nominees to be registered as holders of the Shares;

     3.4.2 cause any persons nominated by the Purchaser to be validly appointed as additional directors of the Acquired Companies, and then cause the Directors (other than the Continuing Directors) to retire from office and from any employment with the Acquired Companies;

     3.4.3 cause the Company to change its registered office to such office as may be designated by the Purchaser at or prior to Completion.

     3.4.4  deliver  to  the Purchaser for himself and as agent for the Company:

          (1) insofar as they are not in the custody of the Company and unless held as security by a bank, the title deeds of the Properties;

          (2) all the Company's statutory and other books, certificates of incorporation and common seals; and

          (3) insofar as they are not in the custody of the Company, all the Company's financial and accounting books and records.

     3.4.5 Deliver to the Purchaser a certificate executed by Principal Vendors representing and warranting to Purchaser that each of Principal Vendors' representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Completion Date as if made on the Completion Date (giving full effect to the Disclosure Letter and any supplements to the Disclosure Letter that were delivered by Principal Vendors to Purchaser prior to the Completion Date in accordance with Clause 3.6.5) and except for changes contemplated by this Agreement and representations and warranties which address matters only as of a specific date.

     3.4.6 Deliver to the Purchaser a signed share transfer form duly executed by each of the Minority Vendors in respect of all Shares held by each such Minority Vendor, together with a Minority Vendor Declaration in the agreed form duly executed by each of the Minority Vendors.

     3.4.7 Exercise all voting rights and other powers of control which they have in relation to the Company to make sure that the required shareholders and directors resolutions are passed:

          (1) (a) issuing appropriate shares to the Vendor's; and (b) altering the authorised share capital of the Company to convert all C Ordinary Shares currently authorised to be issued in the Company's authorised share capital, and the C Ordinary Shares already in issue, into A Ordinary Shares, such that each Vendor at Completion holds the number of shares of each class in the capital of the Company set out opposite that Vendors name in column 4 of the table in the First Schedule.

          (2) Adopting the Articles of Association noting the alteration in the Company's authorised share capital required pursuant to clause 3.4.7(1).

     3.4.8  Deliver  to  the  Purchaser

          3.4.8.1 This Agreement duly executed by each of the Principal Vendors.

          3.4.8.2 A Vesting Agreement duly executed by each Vendor (other than Fergal Mulchrone) that is required to execute such an agreement as detailed in column 10 of the table in the First
                                                                          -----
                   Schedule  and  Fergal  Mulchrone's  Vesting  Agreement,
                   ---------
                   duly executed by Fergal Mulchrone, each in respect of the number of Consideration Shares specified in column 11 of the table in the First Schedule.
                                   --------------

          3.4.8.3 An Escrow Agreement duly executed by each Vendor that is required to execute such an agreement as detailed in column 7 of the table in the First Schedule in respect of the number of Consideration Shares of each Vendor as detailed in column 8 of the table in the First Schedule.
                                                       ---------------

          3.4.8.4 A Non-Compete Agreement duly executed by each Vendor that is required to execute such an agreement as detailed in column 12 of the table in the First Schedule;
                                                ---------------

          3.4.8.5 The Registration Rights Agreement duly executed by each Vendor that is required to execute such agreement;

          3.4.8.6 Lock-Up Agreements, duly executed by each Vendor that is required pursuant to clause 4.2.7 to execute such an agreement.

          3.4.8.7 The Hibernia Termination Agreement, duly executed by the parties thereto.

          3.4.8.8 The Conversion Agreement Termination Agreement, duly executed by the parties thereto;

          3.4.8.9 Appropriate discharges of all charges registered in the Company's Registration Office (more particularly described in Annex 50 to the Disclosure Letter, other than for the continuing bank debt).



3.5  PURCHASER'S  OBLIGATIONS  AT  COMPLETION:

     Upon  Completion  Purchaser  shall:

     3.5.1  pay  the  Purchase  Price  to  the  Vendors  as  follows:

          (1) deliver cash in the amount of US$4,957,232 to Principal Vendors' Solicitors by wire transfer or in such other manner as may be agreed in writing between the Principal Vendors' Solicitors and the Purchaser's Solicitors, for further distribution to the Vendors in amounts agreed to among the Vendors in the amounts per Vendor set forth in column 5 of the table in the First Schedule;
                                                                 --------------

          (2) deliver 146,435 Consideration Shares having a Market Value of US$2,550,000 to the escrow agent referred to in Clause 3.5.3 to eventually be distributed via the escrow agent to the Principal Vendors, subject to the terms of this Agreement, the Vesting Agreements, Fergal Mulchrone's Vesting Agreement and the Escrow Agreement, in amounts per Principal Vendor, set forth in column 8 of the table detailed in the First Schedule;
                                                  ---------------

          (3) deliver 244,059 Consideration Shares having a Market Value of US$4,250,000 to the Vendors. Such Consideration Shares will be distributed immediately upon Completion to each of the Vendors in the amounts per Vendor set forth in column 9 of the table in the First Schedule hereto;
               ---------------

     3.5.2 All of the Consideration Shares issued to the Vendors pursuant to this Agreement cannot be sold until after the first anniversary of the Completion Date and will bear a restrictive legend in substantially the following form;

                    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY ONLY BE SOLD OR TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


     3.5.3 Purchaser and the Principal Vendors will, subject to their having agreed mutually acceptable terms, enter into an escrow agreement pursuant to Clause 3.3.11 hereof, (the "Escrow Agreement") with First Union National Bank.

     3.5.4 Purchaser and each of the Vendors required to enter into a Vesting Agreement as detailed in column 10 (other than Fergal Mulchrone), of the table in the First Schedule and Fergal Mulchrone in respect of
                               ---------------
          Fergal Mulchrone's Vesting Agreement, will enter into a vesting agreement in the agreed form in respect of such number of the Consideration Shares payable to each such Vendor as is detailed in column 11 of the table in the First Schedule;

     3.5.5 The number of Consideration Shares detailed in column 11 of the table in the First Schedule of each of the Vendors detailed in column 10 of
                  --------------
          the  First  Schedule  will  also  bear  a  restrictive  legend  in
               ---------------
          substantially  the  following  form:

                    THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO, AND TRANSFERRABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF A VESTING AGREEMENT, DATED JULY __, 2001, A COPY OF SUCH VESTING AGREEMENT AS IT MAY BE AMENDED FROM
                    TIME TO TIME, IS MAINTAINED WITH THE CORPORATE RECORDS OF MEASUREMENT SPECIALTIES, INC. (THE "COMPANY").


     3.5.6 Each Vendor (a) understands that the shares of Purchaser's common stock constituting a portion of the Purchase Price being delivered to such Vendors have not been, and will not be, registered under the Securities Act of 1933, as amended, (the "Securities Act") or under any state securities laws, and are being offered and sold in reliance upon ("Regulation S") (Rule 903(3)(iii)) promulgated under the Securities Act, (b) agree to resell or transfer such shares only in accordance with the provisions of Regulation S (Rule 901 through 905, and Preliminary Notes), pursuant to registration under the Securities Act or pursuant to an available exemption from registration, (c) agree not to engage in hedging transactions with regard to such shares unless in compliance with the Securities Act, and (d) each certifies that he, she or it is not a US person, as defined in Rule 902(k) of the Securities Act, and is not acquiring shares for the account or benefit of any US person.

     3.5.7 The Purchaser shall not register any transfer of the Consideration Shares by any of the Vendors unless such transfer is made in accordance with Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

     3.5.8 A certificate executed by Purchaser to the effect that, except as otherwise stated in such certificate, each of the Purchaser's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Completion Date as if made on the Completion Date.

     3.5.9 Each of the parties thereto will enter into the Hibernia Termination Agreement.

     3.5.10 Each of the parties thereto will enter into the Conversion Termination Agreement.


3.6  COVENANTS  OF  PRINCIPAL  VENDORS  PRIOR  TO  THE  COMPLETION  DATE:

     3.6.1  Access and Investigation. Between the date of this Agreement and the
            -------------------------
          Completion Date, Principal Vendors will, and will cause each Acquired Company and its Representatives to, (a) upon reasonable notice afford Purchaser and its Representatives and prospective lenders and their Representatives (collectively, "Purchaser's Advisors") reasonable access to each Acquired Company's personnel, properties (including subsurface testing), contracts, books and records, and other documents and data, during normal business hours (b) furnish Purchaser and Purchaser's Advisors with copies of all such contracts, books and records, and other existing documents and data relating to the Acquired Companies as Purchaser may reasonably request, and (c) furnish Purchaser and Purchaser's Advisors with such additional financial, operating, and other data and information relating to the Acquired Companies as Purchaser may reasonably request. Provided however that nothing in this clause shall oblige the Principal Vendors or any Acquired Company or its Representatives to disclose any information which is reasonably regarded by them as confidential to the activities of the Principal Vendors otherwise then in connection with the Acquired Companies all which is subject to confidentiality obligations owed by any Acquired Company to any third party.

     3.6.2  Operation  of  the  Businesses  of  the  Acquired  Companies

          Between the date of this Agreement and the Completion Date, Principal Vendors will, and will cause each Acquired Company to:

          (1) conduct the business of such Acquired Company only in the Ordinary Course of Business;

          (2) use their Best Efforts to preserve intact the current business organisation of such Acquired Company, keep available the services of the current officers, employees, and agents of such Acquired Com-pany, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with such Acquired Company;

          (3) confer with Purchaser concerning operational matters of a material nature; and

          (4) otherwise report periodically to Purchaser concerning the status of the business, operations, and finances of such Acquired Company.

     3.6.3  Negative  Covenant.  Except as otherwise expressly permitted by this
            ------------------
          Agreement, between the date of this Agreement and the Completion Date, Principal Vendors will not, and will cause each Acquired Company not to, without the prior consent of Purchaser, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Clause 4.16 of the Fourth Schedule is likely to occur.

     3.6.4 Required Approvals. As promptly as practicable after the date of this
           ------------------
          Agreement, Principal Vendors will, and will cause each Acquired Company to, make all filings required by Legal Requirements to be made by them in order to con-summate the Contemplated Transactions. Between the date of this Agreement and the Completion Date, Principal Vendors will, and will cause each Acquired Company to cooperate with Purchaser with respect to all filings that Purchaser elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions.

     3.6.5  Notification.  Between the date of this Agreement and the Completion
            ------------
          Date, each Vendor will promptly notify Purchaser in writing if such Vendor or any Acquired Company becomes aware of any fact or condition that causes or con-stitutes a Breach of any of Principal Vendors' representations and warranties as of the date of this Agreement, or if such Vendor or any Acquired Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such repre-sentation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclo-sure Letter if the Disclosure Letter were dated the date of the occurrence or discovery of any such fact or condition, Principal Vendors will promptly deliver to Purchaser a supplement to the Disclosure Letter specifying such change. During the same period, each Vendor will promptly notify Purchaser of the occurrence of any Breach of any covenant of Principal Vendors in this Clause 3.6. For the avoidance of doubt the parties hereto hereby agree and acknowledge that, subject to the provisions of Clause 3.3.4, the Principal Vendors shall from the date hereof until the date of Completion be entitled to make further disclosures against the warranties contained in this agreement by way of supplements to the Disclosure Letter.

     3.6.6  Payment  of  Indebtedness.  Except  as  expressly  provided  in this
            -------------------------
           Agreement:

          3.6.6.1 Principal Vendors will cause all indebtedness owed to an Acquired Company by any Vendor or any Related Person of any Vendor to be paid in full prior to the Completion Date; and

          3.6.6.2 The Principal Vendors will cause all indebtedness owed by any Acquired Company to any Vendor or any Related Person of any Vendor to be paid in full or otherwise discharged prior to, or on the Completion Date.

     3.6.7  No  Negotiation.  Until  such  time,  if  any,  as this Agreement is
            ---------------
          terminated pursuant to Clause 5, Principal Vendors will not, and will cause each Acquired Company and each of their Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Purchaser) relating to any transaction involving the sale of the business or assets (other than in the Ordinary Course of Business) of any Acquired Company, or any of the capital stock of any Acquired Company, or any merger, consolidation, business combination, or similar transaction involving any Acquired Company.

     3.6.8  Certificate  of Net Debt. On the day before the Completion Date, the
            --------------------------
          Principal Vendors shall deliver to the Purchaser a certificate (the "Certificate of Net Debt") detailing the Net Debt of the Acquired Companies as of the close of business on 30th April, 2001 as being 3,852,156. This amount of Net Debt having been calculated by and agreed between the Principal Vendors and the Purchaser based on the management accounts of the Acquired Companies as at 30th April, 2001, which accounts were prepared in accordance with GAAP. The parties agree and acknowledge therefore that the amount of Net Debt is less than the permissible amount of Net Debt of 4,303,600 as previously agreed by the parties.

3.7  COVENANTS  OF  PURCHASER:

     3.7.1  Approvals  by  Governmental Bodies. As promptly as practicable after
            -----------------------------------
          the date of this Agreement, Purchaser will, and will cause each of its Related Persons to, make all filings required by Legal Requirements to be made by them to consummate the Contemplated Transactions (including a notification under the Mergers Act). Between the date of this Agreement and the Completion Date, Purchaser will cooperate with Principal Vendors with respect to all filings that Principal Vendors are required by Legal Requirements to make in connection with the Contemplated Transactions, and (ii) cooperate with Principal Vendors in obtaining all consents identified in Part 4.2 of the Disclosure Letter; provided that this Agreement will not require Purchaser to dispose of or make any change in any portion of its business or to incur any other burden to obtain a Governmental Authorisation.

     3.7.2  Amex  Listing. The Purchaser shall cause the Consideration Shares to
            -------------
          be authorised for listing on the American Stock Exchange in connection with the transactions contemplated in this Agreement, upon official notice of issuance.

     3.7.3  Incentive  Scheme.
            -----------------

          The Purchaser notes the desire of each of the executive Principle Vendors to agree with MSI a new bonus and incentive scheme prior to or at Completion, (such bonus and incentive schemes to include an entitlement on the part of each such executive Principal Vendor to participate in share option schemes of the Purchaser). The Purchaser hereby covenants and undertakes to make a bona fide offer of a new bonus and incentive scheme as detailed above to each executive
          Principal Vendor by Completion and, in any event, by no later than 31st July, 2001. The Purchaser further covenants and agrees that it shall use its Best Efforts to have agreed a new bonus and incentive scheme with each Principal Vendor by Completion and, in any event, by no later than 31st July, 2001.


4.   WARRANTIES  AND  INDEMNITIES:

4.1  PRINCIPAL  VENDORS'  WARRANTIES:

     The Principal Vendors, jointly and severally, shall defend, indemnify and hold harmless the Purchaser, and shall reimburse Purchaser, for, from and against each and every demand, claim, loss (which shall include any diminution in value), liability, judgment, damage, cost and expense (including, without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisers (individually a "loss" and collectively "losses") imposed on or incurred by Purchaser, directly or indirectly, resulting from or arising out of any Breach of any representation or warranty made by the Principal Vendors in this Agreement, (including in the Fourth Schedule attached hereto) subject to any exceptions fairly and accurately disclosed in the Disclosure Letter, and any supplements thereto, and any matter expressly provided for in this Agreement.


4.2  WARRANTIES  BY  PURCHASER:

     The Purchaser shall indemnify, defend and hold harmless each of the Principal Vendors and keep each of the Principal Vendors indemnified against all and any expenses, costs, claims, demands, losses, damages and other liabilities whatsoever whether direct or consequential suffered or incurred by any Principal Vendor as a result of any of the following statements being untrue or misleading.

     4.2.1 the statements contained in each of Clauses 4.2, 4.3, 4.4 and 4.5 respectively are at the date hereof true and not misleading and further that they will have been complied with in all respects, as if they have been entered into afresh at Completion and if, after the signing of this Agreement and before Completion, any matter arises which results or may result in such statements becoming untrue or misleading, the Purchaser shall immediately notify the Principal
          Vendors  fully  in  writing  prior  to  Completion;

     4.2.2 the Purchaser is duly incorporated, validly existing and in good standing under the laws of New Jersey. Each of the Purchaser and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the failure to be so qualified or licensed would have a material adverse effect on the business, assets, financial commissions or results of operations of Purchaser and its subsidiaries, taken as a whole;

     4.2.3 the Purchaser has power and authority to enter into this Agreement and the Ancillary Agreements;

     4.2.4 the execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Purchaser and no further action is required on the part of Purchaser to authorize this Agreement, the Ancillary Agreements or the transactions contemplated hereby and thereby;

     4.2.5 the execution, delivery and performance of the terms of this Agreement and the Ancillary Agreements by the Purchaser do not infringe upon any provisions of:

          (1) any law or regulation or any order or decree of any authority, agency or court binding on the Purchaser;

          (2)  the  certificate  of incorporation or bylaws of the Purchaser; or

          (3) any loan stock, bond, debenture or other deed, mortgage, contract or other undertaking or instrument to which the Purchaser is party;

     4.2.6 in acquiring the Shares, the Purchaser is acting as principal and not as agent or broker for any other person;

     4.2.7 the Purchaser warrants that the Consideration Shares issued as consideration in accordance with the provisions of this Agreement, shall have been duly and validly authorised, issued and delivered by the Purchaser free from all encumbrances (save for any lock up, vesting, escrow or other arrangements contemplated by this Agreement) and shall have been issued in Compliance with US securities laws and will be fully paid for and not subject to any call, pre-emptive or similar rights and shall rank pari passu in all respects with the existing common stock of the Purchaser. The Purchaser undertakes that, each Vendor shall be entered in the register of shareholders of the Purchaser as holder of such Consideration Shares issued to him hereunder and under the Ancillary Agreements and so far as regards any dividend declared or paid by reference to a record date falling on or after the date upon which any such Consideration Shares shall be required to be issued hereunder, rank as if they had been issued fully paid on and from the date upon which such Consideration Shares were issued;

     4.2.8 each of the Vendors shall be entitled to sell all their fully vested Consideration Shares in the capital of the Purchaser at any time on or after the first anniversary of the date hereof however under no circumstances can the Vendors sell their fully vested stock in the capital of the Purchaser prior to the first anniversary of the date hereof. In addition, the Principal Vendors agree to enter into a customary lock-up agreement in the agreed form with Needham & Company Inc. if so requested by Needham & Company Inc. The parties agree however that any such underwriting Agreement shall not extend the period during which the Vendors shall not be entitled to sell their fully vested stock in the capital of the Purchaser past the date which is the first anniversary of the date hereof;

     4.2.9 at Completion, the Purchaser and the Vendors shall enter into a registration rights agreement ("Registration Rights Agreement") in the agreed form;

     4.2.10 in the event that the Company hedges the U.S. dollar exposure arising from the cash portion of the Purchase Price, the Purchaser shall assign the Euro contracts purchased for this purpose to the Principal Vendors within 45 days of the Completion Date;

4.3  SEC  Filings;  Financial  Statements
     ------------------------------------

     4.3.1 Purchaser has furnished to Principal Vendors a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Company with the Securities and Exchange Commission ("SEC") after March 31st, 2000 (the "PURCHASER SEC REPORTS"), which are all the forms, reports and documents required to be filed by Company with the SEC after March 31st, 2000. The Purchaser SEC Reports
          (X) were prepared in accordance with, and complied in all material respects with, the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Purchaser SEC Reports and were filed on a timely basis and (Y) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Purchaser's subsidiaries is required to file any reports or other documents with the SEC.

     4.3.2 Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the Purchaser SEC Reports, including any Purchaser SEC Reports filed after the date hereof until Completion, other than the consolidated financial statements of the Acquired Companies or the pro forma financial information derived therefrom, as to which the Purchaser makes no representations or warranties (X) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (Y) was prepared in accordance with United States generally accepted accounting principles, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, for the absence footnotes as permitted by Form 10-Q of the Exchange Act) and
          (Z) fairly presents the consolidated financial position of Purchaser and its subsidiaries at the respective dates thereof and the consolidated results of operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments.

     4.3.3 Purchaser has previously furnished to Principal Vendors a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Purchaser with the SEC pursuant to the Securities Act or the Exchange Act.

     4.3.4 The financial information included in the press release dated June 4th, 2001 issued by the Purchaser in connection with the Purchaser's announcement of its results of operations for its fiscal year ended March 31st, 2001 (including, without limitation, the Purchaser's consolidated financial statements contained therein) was prepared in accordance with United States generally accepted accounting principles and fairly presents the consolidated financial position of the Purchaser and its subsidiaries at the respective dates thereof and the consolidated results of operations for the periods indicated (except as maybe indicated in the notes thereto).

4.4  Absence  of  Certain  Changes  or  Events.
     ------------------------------------------

     4.4.1 Since March 31st, 2001, there has not been, occurred or arisen any event or condition which has had a material adverse effect on the business, assets (including intangible assets), financial conditions or results of operations of Purchaser and its subsidiaries, taken as a whole.

4.5  No  Undisclosed  Liabilities.
     ----------------------------

     4.5.1 Neither Purchaser nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) which are, individually or in the aggregate, material to the business, results of operations or financial condition of Purchaser and its subsidiaries, taken as a whole, except (i) liabilities provided for in Purchaser's balance sheet as of March 31st, 2001, (ii) liabilities incurred since March 31st, 2001 in the ordinary course of business, consistent with past practice, and (iii) contractual and other liabilities incurred in the ordinary course of business which are not required by United States generally accepted accounting principles to be reflected on a balance sheet.

4.6  Principal  Vendors  Indemnity
     -----------------------------

     4.6.1 The Principal Vendors shall, subject to Clause 4.6.2 indemnify, defend and hold harmless the Purchaser and keep the Purchaser indemnified against any and all expenses, costs, claims, demands, losses, damages and other liabilities whatsoever suffered or incurred by the Company arising out of or in respect of:

          (i) the Company's failure to deliver Tranche One of the products to Tchibo by the First Delivery Date;

          (ii) the Company's failure to deliver Tranche Two of the products to Tchibo by the Second Delivery Date; and

          (iii) Tchibo's rejection of Tranche One and/or Tranche Two because of failure of products in either such Tranche to pass Tchibo's quality control requirements,

          all  as  detailed  in  the  Tchibo  Contract.

          The Principal Vendors shall have no other liability to the Company or the Purchaser pursuant to the Tchibo Contract and, for the avoidance of doubt, the parties hereby agree that none of the Principal Vendors shall have any liability to either the Company or the Purchaser for any breach by the Company following Completion of the exclusivity obligation undertaken by the Company pursuant to the Tchibo Contract or by any failure to deliver any further tranches of product due to Tchibo under the Tchibo Contract for any failure of such further tranches of product to pass Tchibo's quality control tests.

     4.6.2  The Principal Vendor's liability to the Purchaser pursuant to Clause
          4.6.1 above shall only apply to any expenses, costs, claims, demands, losses or damages incurred by the Company pursuant to the Tchibo Contract in excess of DM1,000,000 and, it is hereby expressly agreed and acknowledged that the limitations detailed in Clause 6, other than Clause 6.2.1.2 shall also limit any liability of any Principal Vendor pursuant to Clause 4.6.1. The parties further agree that any amount which the Principal Vendors become liable to pay to the Company pursuant to Clause 4.6 shall not count towards the de minimus limitations detailed in Clause 6.2.1.2 hereof.


5.   TERMINATION

5.1  Termination  Events.
     -------------------

This Agreement may, by notice given prior to or on the Completion Date, be terminated:

     5.1.1 by either Purchaser or Principal Vendors if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived;

     5.1.2  by  mutual  consent  of  Purchaser  and  Principal  Vendors;  or

     5.1.3 by either Purchaser or Principal Vendors if the Completion has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before close of business in Ireland on 5th July, 2001, or such later date as the parties may agree upon.


6.   REMEDIES

6.1  MINORITY  VENDORS:

     THE PURCHASER SHALL NOT BE ENTITLED TO RECOVER ON ANY CLAIM PURSUANT TO CLAUSE 4.1 FROM ANY MINORITY VENDOR AND, FOR THE AVOIDANCE OF DOUBT, THE PARTIES HEREBY EXPRESSLY AGREE THAT NONE OF THE CONSIDERATION SHARES TO BE ISSUED BY PURCHASER TO THE MINORITY VENDORS SHALL BE ESCROW SHARES.

6.2  LIMITATIONS:

     NOTWITHSTANDING THE PROVISIONS OF CLAUSES 4.1, 4.2 AND 6.1, AND SUBJECT TO CLAUSE 6.13 HEREOF THE PARTIES WILL NOT BE LIABLE FOR ANY CLAIM

     6.2.1  UNLESS:

          6.2.1.1  TIME:  NOTICE  OF  IT  IS  GIVEN  IN  WRITING WITHIN ONE YEAR
               FOLLOWING  COMPLETION,  SETTING  OUT  DETAILS  OF  THE  EVENT  OR
               CIRCUMSTANCES GIVING RISE TO THE CLAIM, THE LEGAL GROUNDS ON WHICH THE CLAIM IS BASED AND THE TOTAL AMOUNT OF THE LIABILITY; AND

          6.2.1.2 DE MINIMIS: THE AGGREGATE AMOUNT OF THE PRINCIPAL VENDORS' LIABILITY FOR ALL DULY NOTIFIED CLAIMS (WHICH EACH INDIVIDUALLY EXCEED US$17,000) EXCEEDS US$170,000, IN WHICH CASE ALL SUCH DULY NOTIFIED CLAIMS (WHICH EACH INDIVIDUALLY EXCEED US$17,000) WILL LIE.

     6.2.2  MAXIMUM  AMOUNT:

          THE MAXIMUM AGGREGATE LIABILITY OF THE PRINCIPAL VENDORS FOR ALL CLAIMS UNDER THIS AGREEMENT SHALL BE THE AMOUNT REACHED BY MULTIPLYING THE MARKET VALUE FIGURE BY THE NUMBER OF ESCROW SHARES. ANY SUCH LIABILITY MAY ONLY BE SATISFIED OUT OF THE ESCROW SHARES, AND SHALL BE EFFECTED BY THE RETURN TO PURCHASER OF THE APPLICABLE NUMBER OF ESCROW SHARES. THE NUMBER OF ESCROW SHARES TO BE RETURNED TO THE PURCHASER SHALL BE SUCH NUMBER OF ESCROW SHARES HAVING A MARKET VALUE EQUAL TO THE DOLLAR AMOUNT OF THE CLAIM MADE BY THE PURCHASER PURSUANT TO CLAUSE 4.1.


6.3  FURTHER  LIMITATIONS:

     NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT AND IN PARTICULAR THE PROVISIONS OF CLAUSE 4.1:

     6.3.1 NOTHING IN THIS AGREEMENT WILL BE DEEMED TO RELIEVE THE PURCHASER FROM ANY COMMON LAW OR OTHER DUTY TO MITIGATE ANY LOSS OR DAMAGE INCURRED BY HIM;

     6.3.2 SUBJECT TO CLAUSE 7.11.2, NO PERSON OTHER THAN THE PURCHASER WILL BE ENTITLED TO MAKE A CLAIM OR OTHER CLAIM UNDER THIS AGREEMENT, NEITHER WILL THE AMOUNT OF THE CLAIM BE CALCULATED BY REFERENCE TO LOSS OR DAMAGE SUFFERED BY ANY PERSON OTHER THAN THE PURCHASER;

     6.3.3 IF ANY CIRCUMSTANCES GIVING RISE TO A CLAIM ARISE, THE PURCHASER SHALL GIVE WRITTEN NOTICE TO THE PRINCIPAL VENDORS AND KEEP THE PRINCIPAL VENDORS FULLY INFORMED OF ALL MATERIAL DEVELOPMENTS;

     6.3.4 THE PRINCIPAL VENDORS WILL NOT BE LIABLE IN RESPECT OF ANY CLAIM TO THE EXTENT THAT IT ARISES OR IS INCREASED OR EXTENDED AS A RESULT OF ANY OCCURRING WITH RETROSPECTIVE EFFECT A CHANGE IN THE LAW OR IN ANY REGULATION, REQUIREMENT OR CODE OF CONDUCT OF ANY RELEVANT AGENCY OR REGULATORY BODY OR ANY PARLIAMENTARY STATEMENT, OR STATEMENT BY THE REVENUE COMMISSIONERS CONCERNING ANY CHANGE IN REVENUE PRACTICE.

6.4  Recovery  from  Third  Parties:
     -------------------------------

     6.4.1 If at any time the Purchaser or the Company is entitled to recover from insurers or any other third parties whether by payment, discount, credit, relief or otherwise howsoever (in this clause called a "Third Party Claim") in relation to any matter giving rise to a Claim the Purchaser shall:

     6.4.2 Notify the Principal Vendors as soon as reasonably practicable and provide such information and assistance as the Principal Vendors may require relating to the entitlement and the action taken or proposed to be taken by the Purchaser or the Company;

     6.4.3 Take (at the expense of the Principal Vendors) such reasonable steps or proceedings as the Principal Vendors may require, and act in accordance with any requirements of the Principal Vendors, subject to the Purchaser being indemnified by the Principal Vendors against all reasonable costs and expenses incurred in that connection; and

     6.4.4 Keep the Principal Vendors informed of the progress of any such steps, proceedings or actions and the amount of the relevant Claim against the Principal Vendors will be reduced to the extent of any amount recovered or of which advantage is otherwise obtained or, if payment has already been made by the Principal Vendors, the Purchaser shall make a refund as appropriate.

     6.4.5 Steps taken by Principal Vendors to cause the Purchaser to pursue, or co-operate in pursuit of, a Third Party Claim will not be taken as an admission of the relating Claim or that the Principal Vendors are liable in any particular amount or at all.

6.5  Co-operation.
     ------------

     6.5.1 The Purchaser shall allow, and shall cause the Group to allow, the Principal Vendors and their professional advisers to investigate any matter or circumstance alleged to give rise to a Claim.

     6.5.2 For that purpose, the Purchaser shall give and shall cause the Company to give all reasonable assistance requested on reasonable notice by the Principal Vendors or their accountants, solicitors or other professional advisers, including reasonable access to and copies of any relevant documents or information in the possession of the Purchaser or the Group.

     6.5.3 The provision of co-operation under this clause, or the request for co-operation, will not be taken as prejudicing the rights of any party with regard to the validity or extent of any Claim.


6.6  Third  Party  Claims/Notice  to  Warranting  Party.
     --------------------------------------------------

     In the case of any claim asserted by a third party against a Person entitled to recover under a warranty under this Agreement (the "Warranted Party"), notice shall be given by the Warranted Party to the Party giving the relevant warranty (the "Warranting Party") promptly after such Warranted Party has actual knowledge of any claim as to which Claim may be sought, and the Warranted Party shall permit the Warranting Party (at the cost and expense of such Warranting Party) to assume the defence of any claim or litigation resulting therefrom; provided, however, that (i) the counsel for the Warranting Party who shall conduct the defence of such claim or litigation shall be reasonably satisfactory to the Warranted Party, (ii) the Warranted Party may participate in such defence at such Warranted Party's expense, and (iii) the omission by any Warranted Party to give notice as provided herein shall not relieve the Warranting Party of its warranty obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Warranting Party and such Warranting Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Warranted Party, no Warranting Party, in the defence of any such claim or litigation, shall consent to entry of any judgement or enter into any settlement that provides for injunctive or other non-monetary relief affecting the Warranted Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Warranted Party of a release from all liability with respect to such claim or litigation. In the event that the Warranted Party shall in good faith determine that the conduct of the defence of any Claim hereunder or any proposed settlement of any such Claim by the Warranting Party might be expected to affect adversely in a meaningful way the ability of Purchaser to conduct its business, or that the Warranted Party may have available to it one or more defences or counterclaims that are inconsistent with one or more of those that may be available to the Warranting Party in respect of such claim or any litigation relating thereto, the Warranted Party shall have the right at all times to take over and assume control of the defence, settlement, negotiations or litigation relating to any such claim at the sole cost of the Warranted Party, provided that if the Warranted Party does so take over and assume control, the Warranted Party shall not settle such claim or litigation without the written consent of the Warranting Party, such consent not to be unreasonably withheld. In the event that the Warranting Party does not accept the defence of any matter as above provided, the Warranted Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand subject to such Warranted Party*s rights to recover under a warranty under this Agreement. In any event, the Warranting Party and the Warranted Party shall reasonably cooperate in the defence of any claim or litigation subject to this Clause 6.6 and the records of each shall be available to the other with respect to such defence, except to the extent such records are subject to attorney/client privilege; provided, however, that the Parties shall negotiate and enter into a joint defence agreement satisfactory to each Party if such an agreement would avoid the waiver of such attorney/client privilege.

6.7  Procedure  for  Claims-  Other  Claims.
     --------------------------------------

     A Claim for any matter not involving a third-party claim may be asserted by written notice to the party from whom recover for breach of warranty is sought.

6.8  Survival  of  Representations  and  Warranties.
     ----------------------------------------------

     All representations, warranties, covenants and obligations in this Agreement and any other certificate or document delivered pursuant to this Agreement will survive the Completion Date for one year from the date hereof.

6.9  Exclusivity  of  Remedies.
     -------------------------

     The remedies provided for in this Clause 6 are subject to Clause 6.13 hereof, exclusive and shall be in lieu of all other remedies for breach of this Agreement, including without limitation for breaches of the representations, warranties, covenants and agreements hereunder and the Purchaser shall not be entitled to seek recovery beyond the Escrow Shares;

6.10 Insured  Claims.
     ---------------

     In case any event shall occur that would otherwise entitle either party to assert a Claim hereunder, no Loss shall be deemed to have been sustained by the Warranted Party to the extent of any proceeds received (or, with reasonable diligence exercised by the Warranted Party, should have been received) by the Warranted Party from any insurance policies with respect thereto.

6.11 Treatment  of  Claim  Payments.
     ------------------------------

     Any payment made to the Purchaser will be treated for all purposes as a reduction in the Purchase Price under Clause 2.2.

6.12 Securityholder  Agent.
     ----------------------

     6.12.1 Upon consummation of the transactions contemplated herein, and without further act of any Principal Vendor, Luke Crosbie, of Hibernia Capital Partners Limited shall be appointed attorney-in-fact (the "Securityholder Agent") for each Principal Vendor for and on behalf of
           --------------------
          each such Principal Vendor, to give and receive notices and communi-ca-tions, to authorize delivery to the Purchaser of the Escrow Shares from the Escrow Fund (as defined in the Escrow Agreement) in satisfaction of claims by Purchaser under the warranty provisions contained in Clause 4.1 hereof, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, to execute and deliver any forms or other documents to effect the transfer of all or part of the Escrow Shares and to take all actions necessary or appropriate in the judgment of Securityholder Agent for the accomplishment of the foregoing. Notices or communications to or from the Securityholder Agent shall constitute notice to or from each of the Principal Vendors.

     6.12.2 Each decision, act, consent or instruction of the Securityholder Agent shall constitute a decision of all the Vendors for whom a portion of the Escrow Shares otherwise issuable to them are deposited in the Escrow Fund and shall be final, binding and conclusive upon each Vendor and their successors or transferees, and the Escrow Agent and the Purchaser may rely upon any such decision, act, consent or instruction of the Securityholder Agent as being the decision, act, consent or instruction of each every Principal Vendor. The Escrow Agent and the Purchaser are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the Securityholder Agent.

     6.12.3 The agency described in this Clause 6.12 may be changed by the Principal Vendors from time to time upon not less than thirty (30) days prior written notice to the Purchaser; provided that the Securityholder Agent may not be removed unless holders of a two-thirds interest of the Escrow Shares agree to such removal and to the identity of the substituted agent. The Securityholder Agent may resign upon not less than thirty (30) days prior written notice to the Purchaser and to all holders of an interest in the Escrow Shares. Any vacancy in the position of Securityholder Agent may be filled by approval of the holders of a majority in interest of the Escrow Shares.

     6.12.4 The Securityholder Agent shall not be entitled to compensation for his or her services rendered hereunder. However, the Securityholder agent shall be reimbursed by the Principal Vendors for reasonable counsel fees and other reasonable out-of-pocket expenses incurred in connection with the provisions of this Agreement and the Escrow Agreement.

     6.12.5 The Securityholder Agent may act upon any instrument or other writing believed by such Securityholder Agent in good faith to be genuine and to be signed or presented by the proper person and shall not be liable for any act done or omitted hereunder as Securityholder Agent, except for his or her own willful default or gross negligence. The Principal Vendors on whose behalf the Escrow Shares were contributed to the Escrow Fund shall, jointly and severally, indemnify the Securityholder Agent and hold the Securityholder Agent harmless against any loss, liability or expense incurred without willful default or gross negligence on the part of the Securityholder Agent and arising out of or in connection with the acceptance or administration of the Securityholder Agent's duties hereunder, including the reasonable fees and expenses of any legal counsel retained by the Securityholder Agent.

6.13 Provisions.
     ----------

     In the event that one or more of the Principal Vendors has committed fraud then the limitations detailed in this Clause 6 shall not apply to any claim in respect of that fraud brought by the Purchaser against such Principal Vendor(s) provided however, it is expressly agreed and acknowledged that in the event of a claim for fraud being taken by the Purchaser against any Principal Vendor or Vendors then the Purchaser shall only have a right of recovery as against the Principal Vendor or Vendors found to have actually committed such fraud and the Purchaser expressly acknowledges that it shall not have any right whatsoever to pursue any Principal Vendor or Vendors found not to have committed such fraud. Notwithstanding the provisions of Clause 6.9, nothing contained herein shall be deemed a waiver by any party of the right to specific performance or equitable relief.

7.   MISCELLANEOUS  PROVISIONS

7.1  Transfers  to  be  stamped.
     --------------------------

     Following Completion, the Purchasers shall promptly deliver to the Revenue Commissioners the transfers referred to in Clause 3.4.1(1) for assessment of stamp duty, and shall promptly pay the duty assessed.

7.2  Announcements.
     -------------

     The Principal Vendors and the Purchaser shall not make any announcement to shareholders, employees, customers or suppliers, or to securities markets or other authorities or to the media or otherwise, regarding the subject-matter of this Agreement without reasonably first consulting with the other parties to this Agreement notwithstanding the foregoing, the Purchaser shall be permitted to describe the subject matter of this Agreement and the Ancillary Agreements in its registration statement to be filed with the SEC and to file this Agreement and the Ancillary Agreements with the SEC to the extent required by law.

7.3  Waiver  of  Pre-emption  Rights.
     -------------------------------

     The Principal Vendors hereby waive all pre-emption rights to which they may be entitled under the Articles of Association of the Company or otherwise.

7.4  Costs and  Expenses.
     --------------------

     Each party to this Agreement will pay his own costs of and incidental to this Agreement and its implementation including without limitation their respective attorney's and investment banker/broker fees, if any, incurred in connection with this Agreement. The parties further agree that in the event that this Agreement is signed but Completion does not take place then the costs incidental to the preparation of financial statements for the Company for the preceding two financial years shall be paid 50% by the Purchaser and, so far as is permitted by law, 50% by the Company. In the event that Completion occurs, then the cost of preparation of such financial statements, shall so far as is permitted by law, be borne and paid by the Company. The parties to this Agreement agree that notwithstanding the previous provisions of this Clause that the payment by the Company of IR 70,000 (in aggregate) to Downer & Company during the period 1st August, 2000 to 31st December, 2000 be and is hereby approved and ratified.


7.5  Severability.
     ------------

     All the clauses restrictive of competition in this Agreement are distinct and severable, and if any clause is held unenforceable, illegal or void in whole or in part by any court, regulatory authority or other competent authority, it shall to that extent be deemed not to form part of this Agreement, and the enforceability, legality and validity of the remainder of this Agreement will not be affected.

7.6  Whole  Agreement.
     ----------------

     This Agreement (together with any documents to be executed under Clause 3) and the Disclosure Letter supersede all prior representations, arrangements, understandings and agreements, and sets forth the entire, complete and exclusive agreement and understanding between the parties.

7.7  Survival.
     --------

     The provisions of this Agreement which have not been performed at Completion will remain in full force and effect notwithstanding Completion.

7.8  Notices.
     -------

     7.8.1 Any notice or other communication to be given or served under this Agreement shall be in writing, addressed to the relevant party and expressed to be a notice or communication under this Agreement and, without prejudice to the validity of another method of service, may be delivered or sent by pre-paid, registered, airmail, post or via telecopier, addressed as follows:

          (i)  if  to  the  Principal  Vendors  or  the  Company  to:

               A  &  L  Goodbody  (Solicitors)
               International  Financial  Services  Centre
               Dublin  1
               Ireland
               Attention:  Michael  Green,  Esq.
               Telecopier:  (353)  1  649  2649

          (ii) if  to  the  Purchaser  to  each  of:

               Measurement  Specialties  Inc
               80  Little  Falls  Road
               Fairfield
               New  Jersey  07  004
               Attention:  Joseph  R.  Mallon  Jr.
               Telecopier:  (973)  808  -  1787

               With  a  copy  to

               McCarter  &  English,  LLP
               Four  Gateway  Center
               100  Mulberry  Street
               Newark,  New  Jersey  07102
               Attention:  Kenneth  E.  Thompson,  Esq.
               Telecopier:  (973)  624-7070

          or to such other address or telecopier number as the addressee may have previously substituted by notice.

     7.8.2 A notice or other communication will be deemed to have been duly served or given:

          (1)  in  the  case  of  delivery,  at  the  time  of  delivery;

          (2) in the case of posting, five days after posting (and proof that the envelope containing the notice or communication was properly addressed, will be sufficient evidence that the notice or other communication has been duly served or given); or

          (3) in the case of telecopier, upon transmission, subject to the correct code or telecopier number being received on the transmission report and receipt by the addressee of the complete text in legible form

          (4) in the case of delivery via overnight mail, the day following the day such notice or communication was sent but if a notice is given or served at business premises other than during usual business hours on a Business Day, it will be deemed to be given or served on the next following Business Day.

          7.8.3 A party giving or serving a notice or other communication hereunder by telecopier shall also give or serve a copy by post, but without prejudice to the validity and effectiveness of the service by telecopier.

          7.8.4 All notices or other communications shall be in the English language.


7.9  Service  of  Agent.
     ------------------

     Without  prejudice  to  any  other  mode  of  service:

     7.9.1 the Purchaser irrevocably appoints Mr. David Dillon of Dillon Eustace Solicitors, Dublin, Ireland as agent and, each of the Principal Vendors hereby irrevocably appoints Mr. Michael Greene of the Vendors Solicitors as agent for service of process relating to any proceedings before the courts of Ireland in connection with this Agreement, and each party agrees to maintain as its agent the process agent in Ireland so notified hereby during the term of this Agreement and thereafter during such period as any action may be taken under it; and

     7.9.2 each party agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned.

7.10 Disclosure  Letter.
     ------------------

     7.10.1 The disclosures in the Disclosure Letter, and those in any supplement thereto, must relate only to the representations and warranties in the Clause of the Agreement to which they expressly relate and not to any other representation or warranty in this Agreement.

     7.10.2 In the event of any inconsistency between the statements in the body of this Agreement or the Schedules and those in the Disclosure Letter (other than an exception expressly set forth as such in the Disclosure Letter with respect to a specifically identified representation or warranty), the statements in the body of this Agreement or Schedules will control.

7.11 Assignment/Third  Party  Beneficiaries.
     --------------------------------------

     7.11.1 Subject to Clause 7.11.2, neither party may assign any of its rights under this Agreement without the prior consent of the other parties, which will not be unreasonably withheld, except that Purchaser may assign any of its rights under this Agreement to any wholly owned subsidiary of Purchaser.

     7.11.2 The Parties hereby expressly agree that the Purchaser shall be entitled to assign any of its rights under this Agreement to any party purchasing the entire issued share capital of the Company from the Purchaser and to any party that acquires all the assets of the Company as at Completion from the Purchaser.

     7.11.3 Subject to subclauses 7.11.1 and 7.11.2 respectively, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agree-ment any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.


7.12 Governing  Law.
     --------------

     This Agreement and all relationships created by it will in all respects be governed by and construed in accordance with Irish law.

7.13 Jurisdiction.
     ------------

     7.13.1 It is irrevocably agreed that the Irish courts are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement or its performance and accordingly that any suit, action or proceedings so arising may be brought in such courts.

     7.13.2 The Purchaser irrevocably waives (and irrevocably agrees not to raise) any objection which it may have now or subsequently to the laying of the venue of any proceedings in any such court as is referred to in this Clause 9.13 and any claim that any such proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgement in any proceedings brought in any such court as is referred to in this Clause 9.13 will be conclusive and binding upon the Purchaser and may be enforced in the courts of any other jurisdiction.


7.14 Cooperation
     -----------

     From time to time following the date hereof, Principal Vendors and Purchaser shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquittances and such other instruments, and shall take such further actions, as may be necessary or appropriate to assure fully to Purchaser and its respective successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Purchaser under this Agreement and the Ancillary Agreements and to assure fully to Principal Vendors and their successors and assigns, the obligations of Purchaser under this Agreement and the Ancillary Agreements, and to otherwise make effective the transactions contemplated hereby and thereby.

7.15 Counterparts
     ------------

     (a) This Agreement may be executed in writing simultaneously and by one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement, which shall be sufficiently evidenced by any one of such original counterparts.

     (b) For the purpose of this clause "writing" shall mean written signature or signature produced or substituted for such written signature and shall be deemed to include a signature sent by facsimile or by other electronic means.



IN WITNESS whereof this Agreement has been entered into the date and year first herein written.

                               FIRST  SCHEDULE                          Parties,
                                                                  recs.  A  &  B
                                                                     &  cl.  2.1

                      THE COMPANY AND THE PRINCIPAL VENDORS

Terraillon  Holdings  Limited.  Registered  in  Ireland  no.  295136
Capital at the date hereof: authorised 17,025,000 IR pounds divided into 5,000,000 A Ordinary Shares of 1 IR pound each, 5,000,000 B Ordinary Shares of 1 IR pound each, 250,000 C Ordinary Shares of 0.10p IR pounds each and 7,000,000 Cumulative Preference Shares of 1 IR pound each of which 66,000 A Ordinary Shares of 1 IR pound each, 203,500 B Ordinary Shares of 1 IR pound each and 77,000 C Ordinary Shares of 1 IR pound each are issued and fully paid.

Capital at the date of Completion: Authorised 17,000,000 IR pounds divided into 5,000,000 A Ordinary Shares of 1 IR pound each 5,000,000 B Ordinary Shares of 1 IR pound each and 7,000,000 Cumulative Preference Shares of 1 IR pound each of which 135,667 A Ordinary Shares of 1 IR pound each, and 203,500 B Ordinary Shares of 1 IR pound each will be issued and fully paid.

                                 SECOND SCHEDULE

                                                             cl. 1.1


============================  =============================  =======
Name                          Jurisdiction of Incorporation  Status
----------------------------  -----------------------------  -------
Hanson UK Ltd.                England                        Trading
Terraillon Corp.              United States                  Trading
Hanson Industries Ltd.        Ireland                        Trading
Terraillon SA                 France                         Trading
Gewako                        Switzerland                    Trading
Hanson Limited                Ireland                        Dormant
Hanson International Limited  Ireland                        Dormant
Hanson Technology Limited     Ireland                        Dormant
Terraillon Benelux                                           Dormant
Terraillon Espagne                                           Dormant
Terraillon Asia                                              Dormant
----------------------------  -----------------------------  -------

                                 THIRD SCHEDULE

                                    DIRECTORS          cl.  1.1

================  ===========  ==========
Name of Director  Company/ies  Continuing
                                Director
                                  (Y/N)
----------------  -----------  ----------

Fergal Mulchrone                   Y
Chris Duggan                       Y
David Gavagan                      N
Niall McFadden                     N
Luke Crosbie                       N
Charles Ortel                      N
Fabien Chaladon                    N
================  ===========  ==========

                                 FOURTH SCHEDULE

                                    WARRANTIES                 cls.  1.1  &  4.1


     4.1  ORGANISATION  AND  GOOD  STANDING.

          (a) Part 4.1 of the Disclosure Letter contains a complete and accurate list for each Acquired Company of its name, its jurisdiction of incorporation, other jurisdictions in which it is authorised to do business, and its capitalisation (including the identity of each stockholder and the number of shares held by each). Each Acquired Company is a corporation duly organised and validly existing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Applicable Contracts. Each Acquired Company is duly qualified to do business as a foreign corporation under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

          (b) Principal Vendors have delivered to Purchaser copies of the Organisational Documents of each Acquired Company, as currently in effect.

     4.2  AUTHORITY;  NO  CONFLICT.

          (a) This Agreement constitutes the legal, valid, and binding obligation of Principal Vendors, enforceable against Principal Vendors in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to the rules governing specific performance, injunctive relief or other equitable remedies. Upon the execution and delivery by Principal Vendors of the Noncompetition Agreements, Vesting Agreements and Escrow Agreement (collectively, the "Ancillary Agreements"), the Ancillary Agreements will constitute the legal, valid, and binding obligations of Principal Vendors, enforceable against Principal Vendors in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to the rules governing specific performance, injunctive relief or other equitable remedies. Principal Vendors have the requisite power, authority, and capacity to execute and deliver this Agreement and the Ancillary Agreements and to perform their obligations under this Agreement and the Ancillary Agreements.

          (b) Except as set forth in Part 4.2 of the Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

               (i) contravene, conflict with, or result in a violation of (A) any provision of the Organisational Documents of the Acquired Companies, or (B) any resolution adopted by the board of directors or the stockholders of any Acquired Company;

               (ii) to  the  Principal  Vendors  knowledge  contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any Acquired Company or Vendor, or any of the assets owned or used by any Acquired Company, may be subject;

               (iii)  contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorisation that is held by any Acquired Company or that otherwise relates to the business of, or any of the assets owned or used by, any Acquired Company;

               (iv) cause  Purchaser  or  any Acquired Company to become subject to,  or  to  become  liable  for  the  payment  of, any Tax;

               (v) cause any of the assets owned by any Acquired Company to be reassessed or revalued by any taxing authority or other Governmental Body;

               (vi) to  the  Principal  Vendors  knowledge  contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; or

               (vii) to the Principal Vendors knowledge result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by any Acquired Company;

               (viii)  to the Principal Vendors knowledge except as set forth in
                    Part 4.2 of the Disclosure Letter, no Vendor or Acquired Company is or will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions;

     4.3  CAPITALIZATION.

          (a)  Company.  The authorised capital stock of the Company consists of
               -------
               17,025,000 shares, composed of 5,000,000 "A" Ordinary Shares, par value 1 Pound per share, of which 66,000 "A" Ordinary Shares are issued; 5,000,000 "B" Ordinary Shares, par value 1 pound per share, or which 203,500 are issued; 250,000 "C" Ordinary Shares, par value 0.10 pound per share, of which 77,000 are issued and 7,000,000 Cumulative Preference Shares, par value 1 pound per share, none of which are issued. All of such issued and outstanding shares have been validly issued and are fully paid and were not issued in violation of any pre-emptive rights. There are no options, warrants, calls, subscriptions, conversion or other rights, agreements or commitments obligating the Company to issue any additional shares or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of the Company.

          (b)  Subsidiaries and Other Equity Investments. Except as set forth in
               -----------------------------------------
               the Part 4.3 of the Disclosure Letter, the Company does not own, directly or indirectly, any shares of any corporation or any equity investment in any partnership, association or other business organisation. With respect to each Subsidiary that is an issuer of any shares owned of record by the Company or its Subsidiaries, the Part 4.3 of the Disclosure Letter sets forth a true and complete list of its name and jurisdiction of incorporation. Except as set forth in the Part 4.3 of the Disclosure Letter, neither the Company nor any Subsidiary is a party to or bound by any contract or agreement to issue or sell or redeem, purchase or otherwise acquire any shares or any other security of any Subsidiary or any other security exercisable or exchangeable for or convertible into any shares or any other security of any Subsidiary, and there is no outstanding option, warrant, contract, agreement or arrangement to purchase any shares or any other security of any Subsidiary or any other security exercisable or convertible into any shares or any other security of any Subsidiary.

     4.4 FINANCIAL STATEMENTS. Principal Vendors have delivered to Purchaser: audited consolidated balance sheets of the acquired companies as at December 31 in each of the years 1999 and 2000, and the related audited consolidated statements of income, changes in shareholders' equity, and cash flow for each of the fiscal years then ended, together with the report thereon of Deloitte and Touche, independent certified public accountants and (b) a consolidated balance sheet of the Acquired Companies as at December 31, 2000 (including the notes thereto, the "Balance Sheet"), and the related consolidated statements of income, changes in shareholders' equity, and cash flow for the fiscal year then ended, together with the report thereon of Deloitte and Touche, independent certified public accountants including in each case the notes thereto together the ("Financial Statements"). Such Financial Statements and notes have been prepared in accordance with the law, on a basis consistent throughout the periods involved and in accordance with GAAP. Financial statements and notes give a true and fair view of the state of affairs of the Acquired Companies and correctly state their assets, liabilities and profits or losses as at those dates or for the periods concerned. The Principal Vendors have also delivered to the Purchasers an unaudited consolidated balance sheet of the Acquired Companies as at March 31st, 2001 (the "Interim Balance Sheet") and the related unaudited consolidated statements of income, changes in the stockholders equity and cash flow for the 3 months then ended, such financial statements and notes have been prepared on a basis consistent and adopted on the same assumptions as those made in preparing previous management accounts for the Company and show a reasonably accurate view of the statement of affairs and profit and loss of the Acquired Companies as at the period in respect of which they have been prepared subject to normal year end adjustments.


     4.5 BOOKS AND RECORDS. The books of account, minute books, stock record books, and other records of the Acquired Companies, all of which have been made available to Purchaser, are complete and correct and have been main-tained in accordance with applicable laws. The minute books of the Acquired Com-panies contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Direc-tors, and committees of the Boards of Directors of the Acquired Companies, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Completion, all of those books and records will be in the possession of the Acquired Companies.

     4.6 TITLE TO PROPERTIES; ENCUMBRANCES. Part 4.6 of the Disclosure Letter contains an accurate list of all real property, leaseholds, or other interests therein owned by any Acquired Company. The Acquired Companies own (with good and marketable title in the case of real property) all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) that they purport to own, including all of the properties and assets reflected in the Balance Sheet and the Interim Balance Sheet (except for personal property sold since the date of the Balance Sheet and the Interim Balance Sheet, as the case may be, in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by the Acquired Companies since the date of the Balance Sheet (except for personal property acquired and sold since the date of the Balance Sheet in the Ordinary Course of Business and consistent with past practice). All material properties and assets reflected in the Balance Sheet and the Interim Balance Sheet are free and clear of all Encumbrances, except as disclosed in Part 4.6 of the Disclosure Letter. The Acquired Companies hold valid and binding lease agreements for all personal property which is used in and material to the operation of the Acquired Companies and which is not owned by the Acquired Companies.

     4.7  CONDITION  AND  SUFFICIENCY  OF  ASSETS.

     The buildings, plants, structures, and equipment of the Acquired Companies are to the Principal Vendors knowledge structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put to the knowledge of the Principal Vendors, and none of such buildings, plants, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. To the Knowledge of the Principal Vendors the building, plants, structures, and equipment of the Acquired Companies are sufficient for the continued conduct of the Acquired Companies' businesses after the Completion in substantially the same manner as conducted prior to the Completion.

     4.8 ACCOUNTS RECEIVABLE. Part 4.8 of the Disclosure Letter contains a complete and accurate list of accounts receivable ("Accounts
                                                                     --------
          Receivable")  of  the  Acquired  Companies as of December 31, 2000 and
          ----------
          sets forth the aging of such Accounts Receivable. All Accounts Receivable that are reflected on the Balance Sheet, Interim Balance Sheet or on the accounting records of the Acquired Companies as of the Completion Date represent or will represent valid obligations arising from sales actually made or services actually performed in the Ordinary Course of Business. Unless paid prior to the Completion Date, and except as disclosed in Part 4.8 of the Disclosure Letter, the Accounts Receivable are or will be as of the Completion Date current and collectible net of the respective reserves after debtor financing shown on the Balance Sheet, Interim Balance Sheet or on the accounting records of the Acquired Companies as of the Completion Date (which reserves to the knowledge of the Principal Vendors are adequate and calculated consistent with past practice).

     4.9 INVENTORY. All inventories of the Acquired Companies are useable or saleable in the Ordinary Course of Business, save as otherwise provisioned in the Financial Statements of the Company.

     4.10 NO UNDISCLOSED LIABILITIES. Except as set forth in Part 4.10 of the Disclosure Letter, the Acquired Companies have no liabilities or obligations of any nature except for current accounts payable liabilities incurred in the Ordinary Course of Business since the date of the Interim Balance Sheet.

     4.11 TAXES. Each of the Acquired Companies has accurately prepared and filed all Tax Returns required to be filed prior to the date of this Agreement. True and complete copies of each of the most recent of any such material return or statement, and such other returns and statements requested by Purchaser, have been provided to Purchaser. All such returns were true and correct in all material respects. Any Tax required to be paid or withheld with respect to the periods covered by such returns and statements have been paid or withheld. The liabilities for unpaid Taxes shown on the Balance Sheet and the Interim Balance Sheet are and will be sufficient to pay all Taxes accrued through the date thereof and not reported on and paid with returns filed by the Acquired Companies prior to the Completion Date. No Tax liability will be incurred by the Acquired Companies as a result of the transactions contemplated by this Agreement. None of the Acquired Companies has been delinquent in the payment of any Tax, or in the filing of any Tax Return, and the Acquired Companies have not requested any extension of time in which to file any Tax Return with respect to any period prior to the Completion Date. Except as described in Part 4.11 of the Disclosure Letter, (i) none of the

          Acquired Companies has had any Tax deficiency proposed or assessed against it; (ii) no audit of any Tax return of the any of the Acquired Companies is in progress or threatened; (iii) no director, officer or employee of an Acquired Company responsible for Tax matters expects any Governmental Body to assess any additional Taxes for any period for which Tax Returns have been filed; and (iv) no waiver or agreement by an Acquired Company is in force for the extension of time for the assessment or payment of any Tax. No Vendor nor any other officer or employee of an Acquired Company, has been contacted by a Governmental Body in connection with any personal liability for employment or sales Taxes that would otherwise be due and payable by an Acquired Company. No claim has ever been made by any Governmental Body in a jurisdiction where an Acquired Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Acquired Companies that arose in connection with any failure (or alleged failure) to pay any Tax. The Acquired Companies are not and have never been party to or bound by any tax sharing agreement.

     4.12 NO MATERIAL ADVERSE CHANGE. Since the date of the Balance Sheet, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of any Acquired Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

     4.13 EMPLOYEE  BENEFITS.

          (a) Part 4.13 of the Disclosure Letter sets forth a true and complete list of all written and oral pension, profit sharing, retirement, deferred compensation, stock purchase, stock option, incentive compensation, bonus, vacation, severance, sickness or disability, hospitalization, individual and group health and accident insurance, individual and group life insurance and other material employee benefit plans, programs, commitments or funding arrangements maintained by the Acquired Companies, to which any Acquired Company is a party, or under which any Acquired Company has any obligations, present or future (other than obligations to pay current wages, salaries or sales commissions terminable on notice of thirty (30) days or less) in respect of, or which otherwise cover or benefit, any of the current or former officers, employees or sales representatives (whether or not employees) of any Acquired Company, or their beneficiaries (hereinafter individually referred to as "Employee Benefit Plan"
                                                          ---------------------
               and  collectively  referred  to  as  "Employee  Benefit  Plans").
                                                     ------------------------
               Principal Vendors have delivered or made available to Purchaser true and complete copies of all documents, as they may have been amended to the date hereof, embodying the terms of the Employee Benefit Plans.


          (b) Except as set forth in Part 4.13 of the Disclosure Letter, each Employee Benefit Plan described therein is in full force and effect in accordance with its terms and is being maintained, administered and operated in all material respects in accordance with its terms. There are to the knowledge of the Principal Vendors no material actions, suits or claims pending (other than routine claims for benefits), or threatened, against any Employee Benefit Plan, against any Acquired Company, or any administrator, fiduciary, accountant, actuary, attorney or other third-party service provider (collectively, the "Service Providers") with respect to an Employee Benefit Plan. To the knowledge of the Principal Vendors the Acquired Companies and Service Providers have performed all material obligations required to be performed by them with respect to, and they are not in default under or in violation of, any Employee Benefit Plan, in any material respect, and the Acquired Companies and the Service Providers are in compliance in all material respects with all Legal Requirements applicable to the Employee Benefit Plans.

          (c) Except as set forth in Part 4.13 of the Disclosure Letter, no Acquired Company is a party to any agreement to provide nor does it have an obligation to provide any individual, or such individual's spouse or dependent, with any benefit following his or her retirement or termination of employment, nor his or her spouse, any dependent or any beneficiary subsequent to his or her death, with retirement, medical or life insurance or any benefit under any employee pension benefit plan and any employee welfare benefit plan.

          (d) No Employee Benefit Plan, Service Provider, or Acquired Company has any liability to any plan participant, beneficiary or other Person under any Legal Requirement attributable to the breach of any obligation with respect to any Employee Benefit Plan. No Acquired Company is delinquent or in arrears with respect to any contributions due under any Employee Benefit Plan. The Acquired Companies have satisfied all contribution obligations that have accrued prior to the Completion Date.

     4.14 COMPLIANCE  WITH  LEGAL  REQUIREMENTS;
          GOVERNMENTAL  AUTHORISATIONS

          (a)  To  the knowledge of the Principal Vendors except as set forth in
               Part  4.14  of  the  Disclosure  Letter:

               (i) each Acquired Company is, and at all times since April 1, 1999 has been, in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

               (ii) no  event  has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by any Acquired Company of, or a failure on the part of any Acquired Company to comply with, any Legal Requirement, or (B) may give rise to any obligation on the part of any Acquired Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

               (iii)  no  Acquired Company has received, at any time since April
                    1, 1999, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regard-ing (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of any Acquired Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

          (b) Part 4.14 of the Disclosure Letter contains a complete and accurate list of each Governmental Authorisation that is held by any Acquired Company or that otherwise relates to the business of, or to any of the assets owned or used by, any Acquired Company. Each Governmental Authorisation listed or required to be listed in Part 4.14 of the Disclosure Letter is valid and in full force and effect. Except as set forth in Part 4.14 of the Disclosure Letter:

               (i) each Acquired Company is, and at all times since April 1, 1999 has been, in full compliance with all of the terms and requirements of each Governmental Authorisation identified or required to be identified in Part 4.14 of the Disclosure Letter;

               (ii) no  event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorisation listed or required to be listed in Part 4.14 of the Disclosure Letter, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorisation listed or required to be listed in Part 4.14 of the Disclosure Letter;

               (iii) no  Acquired  Company has received, at any time since April
                    1, 1999, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorisation, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termi-nation of, or modification to any Governmental Authorisation; and

               (iv) all applications required to have been filed for the renewal of the Governmental Authorisations listed or required to be listed in Part 4.14 of the Disclosure Letter have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorisations have been duly made on a timely basis with the appropriate Governmental Bodies.

          (c) The Governmental Authorizsations listed in Part 4.14 of the Disclosure Letter collectively constitute all of the Governmental Authorisations necessary to permit the Acquired Companies to lawfully conduct and operate their businesses in the manner they currently conduct and operate such businesses and to permit the Acquired Companies to own and use their assets in the manner in which they currently own and use such assets.

     4.15 LEGAL  PROCEEDINGS;  ORDERS

          (a) Except as set forth in Part 4.15 of the Disclosure Letter, there is to the knowledge of the Principal Vendors no pending Proceeding and has not been any Proceeding since April 1, 1999:

               (i) that has been commenced by or against any Acquired Company or that otherwise relates to or may affect the business of, or any of the assets owned or used by, any Acquired Company; or

               (ii) that  challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To the Knowledge of Principal Vendors, (1) no such Proceeding has been Threatened, and (2) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. Principal Vendors have delivered to Purchaser copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Part 4.15 of the Disclosure Letter. The Proceedings listed in Part 4.15 of the Disclosure Letter will not have a material adverse effect on the business, operations, assets, condition, or prospects of any Acquired Company.


          (b)  Except  as  set  forth  in  Part  4.15  of the Disclosure Letter:

               (i) there is no Order to which any of the Acquired Companies, or any of the assets owned or used by any Acquired Company, is subject;

               (ii) no  Vendor  is  subject  to  any  Order  that relates to the business of, or any of the assets owned or used by, any Acquired Company; and

               (iii) to  the  Knowledge  of  Principal  Vendors,  no  officer, director, agent, or employee of any Acquired Company is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of any Acquired Company.

          (c)  Except  as  set  forth  in  Part  4.15  of the Disclosure Letter:

               (i) each Acquired Company is, and at all times since April 1, 1999 has been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject;

               (ii) no  event  has  occurred  or  circumstance  exists  that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which any Acquired Company, or any of the assets owned or used by any Acquired Company, is subject; and

               (iii)  no  Acquired Company has received, at any time since April
                    1, 1999, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which any Acquired Company, or any of the assets owned or used by any Acquired Company, is or has been subject.

     4.16 ABSENCE  OF  CERTAIN  CHANGES  AND  EVENTS

     Except as set forth in Part 4.16 of the Disclosure Letter, since the date of the Balance Sheet, the Acquired Companies have conducted their businesses only in the Ordinary Course of Business and there has not been any:

          (a) change in any Acquired Company's authorised or issued share capital; grant of any share option or right to purchase shares of any Acquired Company; issuance of any security convertible into such share capital; grant of any registration rights of any of the Acquired Companies securities; purchase, redemption, retirement, or other acquisition by any Acquired Company or declaration or payment of any dividend or other distribution or payment in respect of any of its shares;

          (b)  amendment  to  the  Organisational  Documents  of  any  Acquired
               Company;

          (c) payment or increase by any Acquired Company of any bonuses, salaries, or other compensation to any shareholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

          (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of any Acquired Company;

          (e) damage to or destruction or loss of any asset or property of any Acquired Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of any Acquired Company;

          (f) entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or
               (ii) any Contract or transaction involving a total remaining commitment by or to any Acquired Company of at least 25,000 IR pounds;

          (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of any Acquired Company or mortgage, pledge, or imposition of any Encumbrance on any material asset or property of any Acquired Company, including the sale, lease, or other disposition of any of the Intellectual Property Assets;

          (h) cancellation or waiver of any claims or rights with a value to any Acquired Company in excess of , individually or in the aggregate, 25,000 IR pounds;

          (i) material change in the accounting methods used by any Acquired Company; or

          (j) agreement, whether oral or written, by any Acquired Company to do any of the foregoing.

     4.17     CONTRACTS;  NO  DEFAULTS.

          (a) Part 4.17(a) of the Disclosure Letter contains a complete and accurate list, and Principal Vendors have delivered to Purchaser true and complete copies (if in writing) of:

               (i)  (A)  subject  to  (i)  (B)  below,  each Applicable Contract that involves payment by the one or more Acquired Companies to any third party of an amount or value in excess of 25,000 IR pounds during the calendar year ended December 31, 2000 or that is reasonably expected to involve payment by the one or more Acquired Companies to any third party of more than IR 25,000 Pounds during the calendar year ending December 31, 2001;

                    (B) each Employment Contract entered into by one or more of the Acquired Companies that involves payment of more than US$75,000 to any person in any one calendar year

               (ii) each  Applicable  Contract  that  involves payment to one or more Acquired Companies by any third party of an amount or value in excess of 25,000 IR pounds during the calendar year ended December 31, 2000 or that is reasonably expected to involve payment to one or more Acquired Companies by any third party of more than 25,000 IR pounds during the calendar year ending December 31, 2001;

               (iii)  each  lease,  rental  or  occupancy  agreement,  license, instalment and conditional sale agreement, and other contract affecting the ownership of, leasing of, title to, or any leasehold or other interest in, any real or personal property;

               (iv) each  licensing  agreement or other contract with respect to any of the Intellectual Property Assets, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of intellectual property rights;

               (v) each collective bargaining agreement and other Applicable Contract to or with any labor union or other employee representative of a group of employees;

               (vi) each  joint  venture,  partnership,  and  other  Applicable
                    Contract (however named) involving a sharing of profits, losses, costs, or liabilities by any Acquired Company, with any other Person;

               (vii)  each  Applicable Contract containing covenants that in any way purport to restrict the business activity of any Acquired Company or any Affiliate of an Acquired Company or to limit the freedom of any Acquired Company or any Affiliate of an Acquired Company to engage in any line of business or to compete with any Person;

               (viii)  each  Applicable Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

               (ix) each  power  of  attorney  that  is  currently effective and outstanding;

               (x) each Applicable Contract for capital expenditures for an amount in excess of 75,000 IR pounds;

               (xi) each  written  warranty,  guaranty,  and  or  other  similar undertaking with respect to contractual performance extended by any Acquired Company other than in the Ordinary Course of Business for an amount in excess of 25,000 IR pounds;

               (xii)  each non-competition agreement, non-solicitation agreement and confidentiality agreement that runs to the benefit of any of the Acquired Companies or Principal Vendors with regard to the business of the Acquired Companies;

               (xiii)  each  broker,  distributor,  dealer,  manufacturer's representative, franchise, agency, sales promotion, market research, marketing consulting and advertising agreement;

               (xiv)  each  Applicable  Contract relating to indebtedness for an amount  in  excess  of  50,000  IR  pounds;

               (xv) each  Applicable  Contract  with any Governmental Authority;

               (xvi)  each  Applicable  Contract  between  or among any Acquired
                    Company  and  any  Affiliate  of  any  Acquired Company; and

               (xvii)  each contract, whether or not made in the ordinary course of the Business, which is material to the Company or the conduct of the Business, or the absence of which would have a material adverse effect.

          (b) Except as set forth in Part 4.17(b) of the Disclosure Letter, each contract identified or required to be identified in Part 4.17(a) of the Disclosure Letter is in full force and effect.

          (c)  To the Knowledge of the Principal Vendors, except as set forth in
               Part 4.17(c) of the Disclosure Letter, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give any Acquired Company or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any contract identified in Part 4.17(a) of the Disclosure Letter.

          (d) Except as set forth in Part 4.17(d) of the Disclosure Letter, no customer of any Acquired Company is entitled to or customarily receives discounts, allowances, volume rebates or similar reductions in price or trade terms other than in the Ordinary Course of Business.


     4.18 INSURANCE.

          (a) Part 4.18 of the Disclosure Letter lists all material policies or binders of fire, liability (including product liability), worker's compensation, vehicular, casualty, title or other insurance held by or on behalf of any Acquired Company (specifying the insurer, the policy number or covering note number with respect to binders, the amount of coverage thereunder and describing each pending claim thereunder other than routine claims for coverage under a group medical plan insurance policy).

          (b) All policies described in Part 4.18 of the Disclosure Letter are sufficient for compliance with all Legal Requirements and of all applicable agreements to which any Acquired Company is a party or by which any Acquired Company is bound, (ii) are valid, outstanding and enforceable policies, and (iii) except as listed on Part 4.18 of the Disclosure Letter, will not be affected by, terminate, or lapse by reason of, the transactions contemplated by this Agreement. No Acquired Company is in default with respect to any provision contained in any policy described in Part 4.18 of the Disclosure Letter or has failed to give any material notice or present any material claim under any such policy in a due and timely fashion. Except for claims set forth in Part 4.18 of the Disclosure Letter and routine medical claims, there are no outstanding unpaid claims under any such policy.

          (c) No Acquired Company has received a notice of cancellation or non-renewal of any such policy or binder and, there is no material inaccuracy in any application for any such policy or binder, failure to pay premiums when due or other similar state of facts which would form the basis for termination of any such insurance. Part 4.18 of the Disclosure Letter contains a brief description of the Acquired Companies' general liability loss history under the policies of insurance therein listed.

     4.19 ENVIRONMENTAL  MATTERS.

          Except  as  set  forth  in  Part  4.19  of  the  Disclosure  Letter:

          (a) There have not to the knowledge of the Principal Vendors been any activities, events or conditions in, on or under the Acquired Company Real Property or any other real property which has been owned, leased, occupied or under the control of any Acquired Company (for purposes of this Section 4.19, collectively, the "Real Property") at any time such Real Property was owned, leased, occupied or controlled by the Acquired Companies or, to Vendors Knowledge, at any time prior thereto, involving the presence, handling, use, generation, treatment, storage, or disposal of any Hazardous Substances in violation of applicable Environmental Laws.

          (b) There have not to the knowledge of the Principal Vendors been any Releases of any Hazardous Substances at, to or from any of the Real Property (including without limitation any such Releases at any other property of any Hazardous Substances generated by any Acquired Company at any time since the Real Property has been owned, leased, occupied or controlled by any Acquired Company) or


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
               at any time prior thereto that (i) is or was in material violation of applicable Environmental Law to the extent that such Environmental Laws provide applicable standards defining acceptable levels of Hazardous Substances; (ii) could reasonably be expected to result in the imposition of a claim being attached to any Real Property that could have a material adverse effect on the Company.

          (c) (i) Each Acquired Company has been at all times and is now in material compliance with all, and has not received notice that it is otherwise subject to any unsatisfied liability under any, Environmental Laws; (ii) there is no pending or, to Vendors Knowledge, threatened litigation, investigation or enforcement action, administrative order or notice of violation brought under any Environmental Law concerning any of the Acquired Companies' operations or the Real Property; and (iii) none of the Acquired Companies has received any unsatisfied request for information, notice of claim, demand or other notification or allegation that it is or may be potentially responsible for any threatened or actual Release of Hazardous Substances.

          (d) Part 4.19 of the Disclosure Letter contains a complete list of all environmental audits or reports regarding the Real Property performed by or on behalf of any Acquired Company during the past five years, and Principal Vendors have made copies of all such audits or reports available to Purchaser.

     4.20 EMPLOYEES.

          (a) Part 4.20 of the Disclosure Letter contains a complete and accurate list of the following information for each employee or director of the Acquired Companies, including each employee on leave of absence or layoff status: employer; name; job title; current compensation paid or payable and any change in compensation since January 1, 2000; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any Acquired Company's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), severance pay, insurance, medical, welfare, or vacation plan, or any other employee benefit plan.

          (b) To the knowledge of the Principal Vendors no employee or director of any Acquired Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee or director and any other Person ("Proprietary Rights

               Agreement") that in any way adversely affects or will affect (i) the performance of his duties as an employee or director of the Acquired Companies, or (ii) the ability of any Acquired Company to conduct its business, including any Proprietary Rights Agreement with Principal Vendors or the Acquired Companies by any such employee or director. To Principal Vendors' Knowledge, no director, officer, or other key employee of any Acquired Company intends to terminate his employ-ment with such Acquired Company.

          (c) Part 4.20 of the Disclosure Letter also contains a complete and accurate list of the following information for each retired employee or director of the Acquired Companies, or their dependants, receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other benefits.

     4.21 LABOR RELATIONS; COMPLIANCE. Since April 1, 1999, no Acquired Company has been or is a party to any collective bargaining or other labor Contract. Since April 1, 1999, there has not been, there is not presently pending or existing, and to Principal Vendors' Knowledge there is not Threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting any Acquired Company relating to the alleged violation of any Legal Requirement per-taining to labor relations or employment matters, including any charge or complaint filed by an employee or union with any Governmental Body, organisational activity, or other labor or employment dispute against or affecting any of the Acquired Companies or their premises, or (c) any application for certification of a collective bargaining agent. To Principal Vendors' Knowledge no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lock-out of any employees by any Acquired Company, and no such action is contemplated by any Acquired Company. Each Acquired Company has complied in all respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immi-gration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. No Acquired Company is liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.


     4.22 INTELLECTUAL  PROPERTY.

          (a)  Intellectual  Property  Assets.  The  term "Intellectual Property
               ------------------------------
               Assets"  includes:

               (i) the names of each of the Acquired Companies, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks") of the Acquired Companies or owned, used or licenced by any Acquired Company as licencee or licensor;

               (ii) all  patents,  patent  applications,  and  inventions  and dis-coveries that may be patentable (collectively, "Patents") of the Acquired


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
                    Companies or owned, used or licenced by any Acquired Company as licencee or licensor;

               (iii)  all  copyrights  in  both  published works and unpublished works (collectively, "Copyrights") of the Acquired Companies or owned, used or licenced by any Acquired Company as licencee or licensor; and

               (iv) all  know-how,  trade  secrets,  confidential  information, customer lists, software, technical information, data, process tech-nology, plans, drawings, and blue prints (collectively, "Trade Secrets") of the Acquired Company or owned, used, or licensed by any Acquired Company as licensee or licensor.

          (b)  Agreements.  Part  4.22(b)  of  the  Disclosure Letter contains a
               ----------
               complete and accurate list and summary description, including any royalties paid or received by the Acquired Companies, of all Contracts relating to the Intellectual Property Assets to which any Acquired Company is a party or by which any Acquired Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than 1,000 IR pounds under which an Acquired Company is the licensee. There are no outstanding and, to Principal Vendors' Knowledge, no Threatened disputes or disagreements with respect to any such agreement.

          (c)  Know-How  Necessary  for  the  Business.
               ---------------------------------------

               (i) The Intellectual Property Assets are to the knowledge of the Principal Vendors all those necessary for the operation of the Acquired Companies' businesses as they are currently conducted. One or more of the Acquired Companies is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has to the knowledge of the Principal Vendors the right to use without payment to a third party all of the Intellectual Property Assets.

               (ii) Except  as  set  forth  in  Part  4.22(c)  of the Disclosure
                    Letter, all former and current employees of each Acquired Company have executed written Contracts with one or more of the Acquired Companies that assign to one or more of the Acquired Companies all rights to any inventions, improvements, discoveries, or informa-tion relating to the business of any Acquired Company. To Principal Vendors' Knowledge, no employee of any Acquired Company has entered into any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than one or more of the Acquired Companies.

          (d)  Patents.
               -------

               (i) Part 4.22(d) of the Disclosure Letter contains a complete and accurate list and summary description of all Patents.
                    One or more of the Acquired Companies is the owner of all right, title, and interest in and to each of the Patents, free and clear of all liens, security interests, charges, encumbrances, entities, and other adverse claims.

               (ii) All  of  the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Completion Date.

               (iii) No Patent has been or is now involved in any interfer-ence, reissue, reexamination, or opposition proceeding. To Principal Vendors' Knowledge, there is no potentially interfering patent or patent application of any third party.

               (iv) No  Patent is, to Principal Vendors' Knowledge, infringed or has been challenged or threatened in any way. To Vendors Knowledge none of the products manufactured and sold, nor any process or know-how used, by any Acquired Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

               (v) All products made, used, or sold under the Patents have been marked with the proper patent notice.

          (e)  Trademarks.
               ----------

               (i) Part 4.22(e) of Disclosure Letter contains a complete and accurate list and summary description of all Marks. One or more of the Acquired Companies is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security inter-ests, charges, encumbrances, equities, and other adverse claims.

               (ii) All  Marks  that  have been registered with any Governmental
                    Body are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not


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
                    subject to any maintenance fees or taxes or actions falling due within ninety days after the Completion Date.

               (iii)  No  Mark  has  been  or is now involved in any opposition, invalidation, or cancellation and, to Principal Vendors' Knowledge, no such action is Threatened with the respect to any of the Marks.

               (iv) To  Principal  Vendors'  Knowledge,  there is no potentially interfer-ing trademark or trademark application of any third party.

               (v) No Mark is, to Principal Vendors' Knowledge, infringed or has been challenged or threatened in any way. To Vendors Knowledge none of the Marks used by any Acquired Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

               (vi) All products and materials containing a Mark bear the proper registration  notice  where  permitted  by  law.

          (f)  Copyrights.
               ----------

               (i) Part 4.22(f) of the Disclosure Letter contains a complete and accurate list and summary description of all Copyrights. One or more of the Acquired Companies is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

               (ii) All the Copyrights have been registered and are currently in compliance with formal legal requirements, are valid and enforceable.

               (iii) No Copyright is, to Principal Vendors' Knowledge, infringed or has been challenged or threatened in any way. To Vendors Knowledge none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

               (iv) All  works  encompassed  by  the Copyrights have been marked with  the  proper  copyright  notice.

          (g)  Trade  Secrets.
               --------------

               (i) With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it


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
                    and to allow its full and proper use without reliance on the knowledge or memory of any individual.

               (ii) Principal  Vendors and the Acquired Companies have taken all rea-sonable precautions to protect the secrecy, confidentiality, and value of their Trade Secrets.

               (iii) One or more of the Acquired Companies has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not to Vendors Knowledge part of the public knowl-edge or literature, and, to Principal Vendors' Knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other than one or more of the Acquired Companies) or to the detriment of the Acquired Companies. To Vendors Knowledge no Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

     4.23 CERTAIN PAYMENTS. To Principal Vendors' Knowledge no Acquired Company or director, offi-cer, agent, or employee of any Acquired Company, any other Person associated with or acting for or on behalf of any Acquired Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kick-back, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special con-cessions already obtained, for or in respect of any Acquired Company or any Affiliate of an Acquired Company, or (iv) in violation of any Legal Requirement, (b) established or maintained any fund or asset that has not been recorded in the books and records of the Acquired Companies.

     4.24 RELATIONSHIPS WITH RELATED PERSONS. No Vendor or any Related Person of Principal Vendors or of any Acquired Com-pany has, or since January 1, 1999 has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Acquired Companies' businesses. No Vendor or any Related Person of Principal Vendors or of any Acquired Company is, or since January 1, 1999 has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with any Acquired Company other than business dealings or transactions conducted in the Ordinary Course of Business with the Acquired Companies at substantially prevailing market prices and on substantially prevailing market terms, or (ii) engaged in competition with any Acquired Company with respect to any line of the products or services of such Acquired Company (a "Competing Business") in any market presently served by such Acquired Company except for less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognised exchange or in the over-the-counter market. Except as set forth in Part 4.25 of the Disclosure Letter, no Vendor or to Vendors Knowledge any Related


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          Person  of  Principal Vendors or of any Acquired Company is a party to any Contract, other than employment contracts with the Acquired Companies with, or has any claim or right against, any Acquired Company.

     4.25 BROKERS OR FINDERS. Principal Vendors and their agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement other than any fees payable to Downer & Company, LLC, which shall be the sole obligation of Principal Vendors.

     4.26 From time to time following the date hereof, Principal Vendors and Purchaser shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquittances and such other instruments, and shall take such further actions, as may be necessary or appropriate to assure fully to Purchaser and its respective successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Purchaser under this Agreement and the Ancillary Agreements and to assure fully to Principal Vendors and their successors and assigns, the assumption of the liabilities and obligations intended to be assumed by Purchaser under this Agreement and the Ancillary Agreements, and to otherwise make effective the transactions contemplated hereby and thereby.




SIGNED  by  each  of
LUKE  CROSBIE  AND
JOHN  BOLGER
on  behalf  of
HIBERNIA  GP  LIMITED,
GENERAL  PARTNER  OF
HIBERNIA DEVELOPMENT CAPITAL PARTNERS I, ILP in the presence of:


                                               ---------------------------------
                                               Signature


                                               ---------------------------------
                                               Signature




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SIGNED  by  each  of
LUKE  CROSBIE  AND
JOHN  BOLGER
on  behalf  of
HIBERNIA  GP  LIMITED,
GENERAL  PARTNER  OF
HIBERNIA DEVELOPMENT CAPITAL PARTNERS II, ILP in the presence of:


                                               ---------------------------------
                                               Signature


                                               ---------------------------------
                                               Signature

SIGNED  by  FERGAL  MULCHRONE  in  the
presence  of:

                                               ---------------------------------
                                               Signature



SIGNED  by  CHRIS  DUGGAN
in  the  presence  of:
     Signature

                                               ---------------------------------
                                               Signature



SIGNED  by  ANDREW  GLEESON
in  the  presence  of:
     Signature

                                               ---------------------------------
                                               Signature



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SIGNED  by  JOSEPH  MALLON  JR.
on  behalf  of
MEASUREMENT  SPECALTIES  INC
in  the  presence  of:


                                               ---------------------------------
                                               Signature


                                               ---------------------------------
                                               Title


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